United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act File Number)

WesMark Funds

(Exact Name of Registrant as Specified in Charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of Principal Executive Offices)

(304) 234-9000

(Registrant’s Telephone Number)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1 – December 31, 2012

Item 1. Reports to Stockholders.

President’s Message

Dear Fellow Shareholders:

As you know from a letter received from WesMark Funds Chairman of the Board Robert E. Kirkbride in early January of this year, the WesMark Funds lost our friend and colleague Jerome B. Schmitt after a courageous battle with illness. Jerry had served as a portfolio manager for the Funds since their inception and served as President of the Funds since March 2009. He will be remembered for his unique investment skills and as a tireless advocate for the WesMark Funds.

Your Board of Trustees elected me, David Ellwood, to succeed Jerry as President of the Funds and Steven Kellas to serve as Treasurer of the Funds, a position previously held by me. I will continue to serve as a member of the portfolio management team with support from Steven Kellas and Scott Love. We will continue to be supported by our research team of six analysts. I have been part of the portfolio management team since the Fund’s inception and the others have extensive experience with the Funds and the financial markets. We, as fellow shareholders in the WesMark Funds and as your investment team, offer our commitment to serve you with the same dedication and integrity that was in place under the leadership of Jerry Schmitt.

The financial markets continued to surprise and even confound investors as the U.S. equity markets provided strong returns with the Standard & Poor’s 500® providing a total return of 16%. Given the backdrop of ongoing uncertainty in Europe, decelerating growth in China and other developing economies, and Washington’s inability to resolve fiscal policy issues in a timely manner, it would have been difficult to imagine the outcome that was realized. It was not, however, an easy journey as periodic uncertainties related to the slow recovery in the United States and Europe’s debt problems, among other issues, resulted in investors removing risk from their portfolios and finding solace in the comfort of the U.S. Treasury markets. We saw this occur twice during the year only to then witness a strong recovery as investors returned to the equity markets as the news flow turned more positive. The high for the year, as measured by the Standard & Poor 500®, was reached on September 14th but the year ended with momentum that looked as though it would move the equity markets higher in the new year.

The Federal Reserve continued its aggressive program of providing liquidity to the financial markets. Under Quantitative Easing III (QEIII) the Federal Reserve will purchase $85 billion monthly in Treasury and U.S. government agency mortgage securities. This program is to remain in place until there is strong evidence that unemployment has been reduced and the economic recovery is self-sustaining. The Fed has identified specific unemployment and inflation targets that will guide them in determining when to begin to remove this liquidity from the market place. It is not expected that this will occur until sometime in 2014. Unexpected signs of accelerating inflation could alter this timeline. The actions of the Federal Reserve have been successful in keeping interest rates at historical low levels. The ten-year Treasury yield was as low as 1.38% in July and ended the year at 1.76%. This has helped stimulate the long awaited recovery in housing which has a significant reach to other areas of the economy. The domestic auto industry has returned to sales levels not seen since the first quarter of 2008. While the economic recovery remains tenuous, signs of improvement continue to be apparent and further resolutions to fiscal uncertainties will remove the burden of the recovery from the Federal Reserve’s monetary policy. The employment situation continues to slowly improve with a calendar 2012 monthly average Nonfarm Payrolls increase of 180,000. As with other economic indicators, this improvement has not come without a struggle but the trend is encouraging. The unemployment rate remains stubbornly high ending the year at 7.8%. We expect continued improvement, not resolution, in the coming year to many of the issues that have served to undermine investor confidence. An improved tone to the news on the economic and policy front would be a positive change from the past year. The three major areas that have been weighing on sentiment among consumers, businesses and investors: the Euro crisis, China’s economic outlook and U.S. fiscal policy, should recede in the year ahead.

The Funds experienced a combined net inflow for the year of $13.5 million. The Government Bond Fund, West Virginia Municipal Bond Fund and the Balanced Fund all had inflows for the year. The Growth Fund and Small Company Growth Fund both experienced outflows. These fund flows are consistent with industry trends for 2012 and follow an investor pattern that has been in place for a number of years of moving from equity funds to fixed income funds. Total assets at year end were $796.2 million compared to $748.0 at year end 2011, an increase of 6.4%. More information regarding the performance for calendar 2012 and the Portfolio of Investments at year end 2012 can be found in the enclosed shareholder report.

As is our tradition, we take this time to thank you for your investment and confidence in our Funds and look forward to the future with you, our shareholders. Please visit our website www.wesmarkfunds.com for additional information on the WesMark Funds.

Sincerely,

President, WesMark Funds

Performance data quoted represents past performance which is no guarentee of future results.
www.wesmarkfunds.com

December 31, 2012 » Annual Report

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2012 (Unaudited)

Over the past 12 months, equity and fixed income markets have seen wide swings in performance, largely due to a number of economic and geopolitical headwinds. As the year began, the overall economic picture appeared bright following the fourth quarter 2011 U.S. Gross Domestic Product (GDP) growth of 2.8% (later revised up to 4.1%) and the European Central Bank flooding the market with liquidity. These data points comforted equity markets, which posted a double-digits gain in 2012’s first quarter. However, the weakness in Europe and moderating U.S. economic growth returned to haunt the markets in the spring, as equities sold off to end the second quarter down slightly. Throughout the third quarter, central bank activity lowered yields on fixed income securities and restored investor confidence in equities, resulting in a rebound in equity prices. The fourth quarter was marred by concerns regarding the outcomes of elections and economic overhangs like the “fiscal cliff” and the extension of the debt ceiling. As a result, equity indices reported mixed results for the quarter. Despite the economic uncertainty and uneven recovery equity indices reported double-digit gains for the full year. Against this backdrop, the WesMark Small Company Growth Fund posted a gain of 4.1% compared to the increase of 16.4% reported by Russell 2000® and 14.7% increase for the Lipper Small-Cap Core Fund category.

The Fund’s relative underperformance for the period can be attributed to a combination of sector allocation decisions and stock selection, although sector allocation had a greater negative impact. With regards to allocation, an underweight position in Financials and the portfolio’s cash position were the largest detractors from performance results. Furthermore, an overweight position in Energy and Technology, sectors that lagged the overall market, did not help performance despite solid returns from several individual holdings within these sectors.

The top contributors to performance for the year included Louisiana Pacific, which posted solid returns resulting from a recovery in the housing market. The company’s products are used primarily in new home construction, and with U.S. housing starts up at a double digit year-over-year pace throughout most of 2012 the stock reported above market gains. Despite our underweighting in the Consumer space relative to the Russell 2000®, a number of our holdings reported positive returns during the fiscal year. In particular, Cabelas, Chico’s FAS, Jarden, and Boston Beer Company all reported gains that exceed the benchmark. The continued improvement in consumer incomes and balance sheets has helped boost retail spending over the past 12 months.

The biggest detractors from the portfolio relative performance in the fiscal year came from the Energy sector. Over this period our nearly twice the weighting of the sector compared to the Russell 2000® and stock selection both aided the underperformance in this area. The combination of falling energy prices and the renewed fears of the economic slowdown conspired to push the returns into negative territory for the sector and a number of holdings alike.

We continue to believe that macroeconomic events will drive the markets more than the underlying company fundamentals over the next several months. With respect to the economic picture, we believe that the U.S. will report gradual improvement, while the rest of the developed markets struggle to post growth rates higher than the U.S. Valuations continue to remain attractive despite the solid returns posted during the fiscal year. However, we must continuously weigh the economic risks against the buying opportunities. In general, we remain optimistic for the outcomes in 2013.

Also see Glossary of Terms on page 60.

Performance data quoted represents past performance which is no guarantee of future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2012 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2002 to December 31, 2012, compared to the Russell 2000® Index (“Russell 2000”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2012

1 Year	5 Years	10 Years
4.14%	2.52%	9.10%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.27%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2012	3

Management’s Discussion of Fund Performance
WesMark Growth Fund	December 31, 2012 (Unaudited)

The WesMark Growth Fund provided a total return of 11.75% for the year ended December 31, 2012 as compared to the Lipper Large-Cap Core Funds Average of 14.95%. The ability to earn returns in 2012 that exceeded market benchmarks was challenging and many equity funds are reporting numbers that are below their benchmarks. The contribution to the S&P 500® by a few of the larger constituents made exceeding the return an especially difficult task.

Domestic equity returns provided surprisingly positive results in 2012 given the backdrop of economic uncertainty in the United States, Europe, and China. The market’s ability to “climb the wall of worry” enabled it to overcome a number of negative forces, including a stalled recovery, and focus on the resolution for many of the obstacles in place. However, the journey was not without some difficulties along the way. After a strong start to the year, the equity market as measured by the Standard & Poor 500® had retraced its entire advance by the end of May as uncertainties in both the U.S. and abroad caused investors to reduce the risk in their portfolios and focus on high quality fixed income investments. As the third quarter of the year began investor’s regained their confidence and by mid-September what was to be the high for the year was reached. Again uncertainties, primarily with fiscal policy and the much discussed “fiscal cliff”, caused the market to retrace a portion of its advance, losing 7.7% of its value. As a resolution to fiscal policy became a possibility the equity markets responded and a late fourth quarter recovery resulted in a full year total return for the Standard & Poor 500® of approximately 16%. Central banks around the world, including the United States Federal Reserve, continued to provide significant amounts of liquidity in an effort to keep interest rates low and provide further stimulus to economic growth. Record low interest rates have now been part of this environment for an extended period of time. The response has been a strengthening in the housing market, slowly improving employment trends, and signs that the recovery could finally be self-sustaining. Any discussion of 2012 must also include the achievements made in domestic energy production due to shale-formation extraction and the positive role that has played in select regions of the country.

Information Technology represented 18.5% of the portfolio on December 31, 2012 and had a strong positive contribution to the Fund’s return with a total return of 17.9%. The portfolio included software company Oracle which provided a return of 31.8%, computer hardware company Apple Computer, up 31.5%, and data storage company EMC Corp. with a strong finish of up 17.5%. The other side of the technology allocation saw a decline of -24.9% from SanDisk Corp. due to weak product pricing in flash memory devices, and a decline of -15.7% in Microsoft as investors began to question the market’s response to the introduction of the Windows 8 operating system.

Exposure to Financials ended the year at 19.5% of the total portfolio, the largest sector. The total return was a very strong +23.7%. Contributing to this return were Wells Fargo & Company, Toronto-Dominion Bank, and Fifth Third Bancorp. Asset manager Invesco Ltd. and insurer Ace Ltd. also provided a positive contribution the sector’s positive result.

Both materials and industrials were reduced throughout the year in response to the uncertainty of the economic recovery. Industrials was the largest sector at the end of calendar 2011, with an allocation of 21.9%, and ended 2012 with an allocation of 15.0%. Materials was reduced from 10.7% to 0% although the contribution from the materials sector was an outsized 22.1%.

Despite the previously mentioned production improvements in the domestic energy industry, the portfolio’s positioning in exploration and production worked against the fund’s performance. Companies such as Newfield Exploration, Carrizo Oil & Gas, and Apache Corp. failed to meet earnings expectations as they were overshadowed by others who had greater success in growing production and high quality reserves.

The consumer continued to support the economy through increased spending which accrued to the benefit of portfolio holdings including Walt Disney Company, Macys Inc., and Diageo PLC. Disappointing were the returns from many of the old-line consumer staples companies including Coca-Cola Company and General Mills.

Also see Glossary of Terms on page 60.

Performance data quoted represents past performance which is no guarantee of future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2012 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2002 to December 31, 2012, compared to the Standard and Poor’s 500® Index (“S&P 500”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2012

1 Year	5 Years	10 Years
11.75%	0.68%	6.09%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.16%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**

The S&P 500® is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2012	5

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2012 (Unaudited)

The WesMark Balanced Fund provided a total return of 8.44% for the twelve month period ended December 31, 2012 compared to the Lipper Balanced Fund Average of 11.61%. This placed the Fund in the bottom quartile for the one year period out of a universe of 674 funds in the Lipper Balanced Fund category, based on total returns. The Fund’s short duration and high quality fixed income portfolio proved to be a negative as investors searched for yield by extending maturities and reducing quality levels. Fixed income returns for intermediate to long-term below investment grade bonds provided returns greater than those earned by their counterparts in other sectors of the domestic bond market. Our expectations for higher interest rates drove our decision to maintain a relatively short maturity structure. The aggressive amounts of liquidity provided by the Federal Reserve and other central banks around the world in an effort to hold interest rates down proved an obstacle impossible to overcome. We remain on the shorter end of the yield curve recognizing that when the Federal Reserve begins to step away from its current Quantitative Easing program, which includes the monthly purchase of $85 billion of Treasury and mortgage securities, that in the initial period interest rates will increase with the yield curve steepening due primarily to higher interest rates on intermediate and long term maturities. The Fund continues to maintain a position in taxable municipal bonds through its holding of Build America Bonds. This sector represented 8.3% of the portfolio and provided a total return for calendar 2012 of 9.4%. The Fund’s corporate bond portfolio provided a higher return than did the Government Agency, mortgage, and CMO portfolio. All fixed income securities remain rated investment grade (AAA, AA, A, BBB or the equivalent) by a Nationally Recognized Statistical Rating Organization (NRSRO). The Fund’s asset allocation at year end was 34.7% fixed income, 2.3% preferred equity, 58.2% common equity, and 4.8% net cash.

Domestic equity returns provided surprisingly positive results in 2012 given the backdrop of economic uncertainty in the United States, Europe, and China. The market’s ability to “climb the wall of worry” enabled it to overcome a number of negative forces including a stalled recovery and focus on the resolution for many of the obstacles in place. However, the journey was not without some difficulties along the way. After a strong start to the year, the equity market as measured by the Standard & Poor 500® had retraced its entire advance by the end of May as uncertainties in both the United States and abroad caused investors to reduce risk in their portfolios and focus on high quality fixed income investments. As the third quarter of the year began investor’s regained their confidence and by mid-September what was to be the high for the year was reached. Again uncertainties, primarily with fiscal policy and the much discussed “fiscal cliff”, caused the market to retrace a portion of its advance, losing 7.7% of its value. As a resolution to fiscal policy became a possibility the equity markets responded and a late fourth quarter recovery resulted in a full year total return for the Standard & Poor 500® of approximately 16%. The Fund remains focused on dividend paying common equities identifying not just those companies with a high current yield but more importantly those companies with a history of increasing their dividend with the balance sheet strength and cash flow to continue doing so. Dividend increases were strong again in 2012 with 333 dividend increases within the S&P 500® Index and a record dividend payment amount for the year. The yield available from the equity markets continued to remain attractive versus available yields in the fixed income markets during this extended period of record low interest rates.

The Fund’s domestic equity sector provided a return below that of the Standard & Poor’s 500® stock index and the Lipper Large Cap Core Index.* This return disparity can be attributed in part to both sector selection and security selection within those sectors. Strong performance was realized from materials, industrials, and consumer discretionary, however these sectors had lower portfolio allocations than did the weaker performing energy, health care, and consumer staples sectors. Information Technology, which represented 12.0% of the portfolio at year-end 2012 performed well with strong contributions from components including semi-conductor manufacturer ARM Holdings advancing 38.9%, Apple Computer increasing 32.4%, and data storage company EMC Corp. providing a return of 17.5%. Other strong contributors to the portfolio included chemical manufacturer PPG Industries, building supply company Home Depot, and paper and packaging company International Paper. The portfolio’s Energy investments struggled with weak results from exploration and production companies Apache Corp. and Occidental Petroleum. Integrated Producers including Exxon Mobil and Chevron provided a stronger result but lagged the overall market.

*	Lipper Large-Cap Core Index- index created from the 30 largest funds categorized as large cap core by Lipper.

It is not possible to invest directly in an index.

Also see Glossary of Terms on page 60.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 164 of 296, 98 of 607, 163 of 645, and 632 of 674 as of 12/31/12 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2012 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2002 to December 31, 2012, compared to the Standard and Poor’s 500® Index (“S&P 500”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2012

1 Year	5 Years	10 Years
8.44%	3.73%	6.01%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® , BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The S&P 500® is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***	The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
†

The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2012	7

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2012 (Unaudited)

The WesMark Government Bond Fund provided a total return of 2.75% for calendar year 2012. The Lipper General US Government Fund’s Average return was 2.39% for the same period. The duration of securities held in the fund was 2.6 years on December 31, 2011 and was 4.45 years on December 31, 2012. During the report period, Fund Management’s modest extension of duration was an effort to maintain the dividend yield during the current low interest rate environment. The 30-day SEC yield on the Fund as of December 31, 2012 was 1.65% compared to a 30-day SEC yield of 2.03% on December 31, 2011. The distribution yield of the Fund on December 31, 2012 was 2.16% compared to 2.10% on December 31, 2011.

During the report period, the rate of inflation experienced a more modest increase as compared to previous years. The Consumer Price Index increased 1.7% in 2012 compared to 3.07% in 2011. Declining energy prices offset gains in food and housing. For 2012, the Gross Domestic Product increased 2.2% after a 1.8% increase in 2011. For 2012, defense spending declined 5% in addition to the 4% decline in 2011.

With 2012 being an election year, political differences over measures to reduce the budget deficit resulted in a stalemate, so there was no significant action to materially reduce the federal budget deficit or address the debt ceiling. As the year came to an end, Congress approved the American Taxpayer Relief Act of 2012 (“Act”). The Act allowed the Bush-era tax rates to expire after 2012 for individuals with incomes over $400,000 and families with incomes over $450,000; permanently “patches” the alternative minimum tax (AMT); revives many now-expired tax extenders including the research tax credit and the American Opportunity Tax Credit; and provides for a maximum estate tax of 40 percent with a $5 million exclusion. The bill temporarily delays the mandatory across the board spending cuts known as sequestration.

The Federal Reserve’s program known as Operation Twist, which restructured its portfolio by selling short term securities in order to reinvest into longer term securities expired on December 31, 2012. In its on-going effort to reduce interest rates, during the report period the Federal Reserve implemented Quantitative Easing III. This open-ended commitment is to purchase $40 billion of U.S. government agency mortgage backed securities per month and $45 billion of longer treasury securities per month. These commitments would continue until the unemployment rate reaches 6  1/2% with an inflation parameter of 2 to 2  1/2%. These forceful actions by the Federal Reserve are designed to reduce long-term interest rates. On December 31, 2011, the yield on the ten year U.S. Treasury was 1.957% and had declined to 1.813% on December 31, 2012.

Mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 65.6% of the Fund on December 31, 2012 compared to 67.4% on December 31, 2011. Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 21.6% of the Fund while CMO’s (Collateralized Mortgage Obligations) collateralized by Freddie Mac or Fannie Mae guaranteed mortgage pools comprised 42.8%. The average interest rate for the mortgage pools was 4.48% while the average interest rate for the CMO’s was 2.05%. Federal Agency Securities and U.S. Treasury Securities accounted for 3.10% and 8.40% of the Fund, respectively, on December 31, 2012. Taxable municipal bonds represented 20.7% on December 31, 2012 compared to 18% on December 31, 2011. Of the taxable municipal securities, 74% were callable. The average interest rate of the taxable municipal securities was 5.46% as of December 31, 2012.

The net investment income dividend per share for 2012 was $0.2113 per share as compared to $0.2352 per share in 2011.

Also see Glossary of Terms on page 60.

Performance data quoted represents past performance which is no guarantee of future results.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2012 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2002 to December 31, 2012, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**,the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2012

1 Year	5 Years	10 Years
2.75%	4.15%	3.78%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA, and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2012	9

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2012 (Unaudited)

The WesMark West Virginia Municipal Bond Fund had a total return of 4.53% for calendar year 2012. The Fund’s peer benchmark, the Lipper Intermediate Municipal Debt Funds Average returned 5.09% for the same period. The duration of the Fund was 5.24 years on December 31, 2012 compared to 5.18 years on December 31, 2011. The net investment income dividend (excluding capital gain distributions) was $0.30 per share for the report period compared to $0.33 per share for the prior year reporting period. Approximately 94.53% of the dividend was derived from West Virginia municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the alternative minimum tax. At the end of 2012, 87.54% of the portfolio’s securities were rated BBB or higher with 7.49% rated AAA.

There was limited new issuance of West Virginia municipal debt securities with only one competitive issue coming to market during the calendar year of 2012. Matured or called issues exceeded the volume of newly issued municipal securities. With the imbalance of limited supply and disproportionate demand, West Virginia municipal securities experienced elevated pricing levels during 2012 compared to the general municipal market. The State of West Virginia General Obligation Bonds retained the Aa1 rating by Moody’s and AA by S&P, unchanged from the previous year.

During the report period, the rate of inflation experienced a modest increase as compared to previous years. The Consumer Price Index increased 1.7% in 2012 compared to 3.07% in 2011. Declining energy prices offset gains in food and housing. For 2012, the Gross Domestic Product increased 2.2% after a 1.8% increase in 2011. For 2012, defense spending declined 5% in addition to the 4% decline in 2011.

With 2012 being an election year, political differences over measures to reduce the budget deficit resulted in a stalemate, so there was no significant action to materially reduce the federal deficit or address the debt ceiling. At the end of the report period, Congress approved the American Taxpayer Relief Act of 2012. The Act allowed the Bush-era tax rates to sunset after 2012 for individuals with incomes over $400,000 and families with incomes over $450,000; permanently “patches” the alternative minimum tax (AMT); revives many now-expired tax extenders, including the research tax credit and the American Opportunity Tax Credit; and provider for a maximum estate tax of 40 percent with a $5 million exclusion. The bill delays the mandatory across the board spending cuts known as sequestration.

The Federal Reserve’s program known as Operation Twist, which restructured its portfolio by selling short term securities in order to reinvest into longer term securities expired on December 31, 2012. In its on-going effort to reduce interest rates, during the report period, the Federal Reserve implemented Quantitative Easing III. This open-ended commitment is to purchase $40 billion of Agency Mortgage Backed Securities per month and $45 billion of longer treasury securities per month. These commitments would continue until the unemployment rate reaches 6 1/2% with an inflation parameter of 2 to 2 1/2%. These forceful actions by the Federal Reserve are to reduce long-term interest rates. On December 31, 2011, the yield on the ten year U.S. Treasury was 1.957% and was 1.813% on December 31, 2012.

The net asset value per share of the WesMark West Virginia Municipal Fund ended 2012 at $10.72 compared to $10.56 at the beginning of the year.

Also see Glossary of Terms on page 60.

Performance data quoted represents past performance which is no guarantee of future results.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2012 (Unaudited)	WesMark West Virginia Municipal Bond Fund

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2002 to December 31, 2012, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2012

1 Year	5 Years	10 Years
4.53%	4.18%	3.47%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.97%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2013; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial market sectors have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**

The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2012	11

Portfolio of Investments Summary Table
WesMark Small Company Growth Fund	December 31, 2012 (Unaudited)

At December 31, 2012, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	94.4%

CASH EQUIVALENTS(2)	5.6%

OTHER ASSETS AND LIABILITIES - NET(3)	0.0%(5)

TOTAL PORTFOLIO	100.0%

At December 31, 2012, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	31.2%

Information Technology	17.4%

Health Care	13.5%

Financials	9.5%

Energy	8.4%

Consumer Discretionary	6.6%

Materials	2.9%

Utilities	2.9%

Consumer Staples	2.0%

Equity Portfolio Sub-Total	94.4%

Short-Term Investments	5.6%

Other Assets and Liabilities-Net(3)	0.0%(5)

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.
(5)	Amount represents less than 0.05% of net assets.

12	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-94.4%
CONSUMER DISCRETIONARY-6.6%
	Apparel Retail-4.7%
65,000	Chico’s FAS, Inc.	$1,199,900
60,000	Foot Locker, Inc.	1,927,200

		3,127,100

	Housewares & Specialties-1.9%
25,000	Jarden Corp.	1,292,500

TOTAL CONSUMER DISCRETIONARY		4,419,600

CONSUMER STAPLES-2.0%
	Brewers-2.0%
10,000	The Boston Beer Co., Inc., Class A(1)	1,344,500

TOTAL CONSUMER STAPLES		1,344,500

ENERGY-8.4%
	Oil & Gas Equipment & Services-1.0%
100,000	Key Energy Services, Inc.(1)	695,000

	Oil & Gas Exploration & Production-5.7%
80,000	Carrizo Oil & Gas, Inc.(1)	1,673,600
35,000	Newfield Exploration Co.(1)	937,300
12,000	Rosetta Resources, Inc.(1)	544,320
5,000	SM Energy Co.	261,050
10,000	Whiting Petroleum Corp.(1)	433,700

		3,849,970

	Oil & Gas Refining & Marketing-1.7%
25,000	Tesoro Corp.	1,101,250

TOTAL ENERGY		5,646,220

FINANCIALS-9.5%
	Asset Management & Custody Banks-1.4%
15,000	Cohen & Steers, Inc.	457,050
80,000	WisdomTree Investments, Inc.(1)	489,600

		946,650

	Investment Banking & Brokerage-2.1%
45,000	Stifel Financial Corp.(1)	1,438,650

	Property & Casualty Insurance-1.9%
10,000	Allied World Assurance Co. Holdings AG	788,000
20,000	First American Financial Corp.	481,800

		1,269,800

Shares/Principal Amount		Value
	Regional Banks-4.1%
20,000	Banner Corp.	$614,600
105,000	Cardinal Financial Corp.	1,708,350
10,000	UMB Financial Corp.	438,400

		2,761,350

TOTAL FINANCIALS		6,416,450

HEALTH CARE-13.5%
	Biotechnology-5.2%
35,000	Achillion Pharmaceuticals, Inc.(1)	280,700
100,000	Astex Pharmaceuticals(1)	291,000
35,000	Cubist Pharmaceuticals, Inc.(1)	1,472,100
25,000	Myriad Genetics, Inc.(1)	681,250
80,000	Rigel Pharmaceuticals, Inc.(1)	520,000
30,000	Trius Therapeutics, Inc.(1)	143,400
50,000	Vical, Inc.(1)	145,500

		3,533,950

	Health Care Equipment-4.4%
25,000	Analogic Corp.	1,857,500
35,000	Insulet Corp.(1)	742,700
15,000	SurModics, Inc.(1)	335,400

		2,935,600

	Health Care Services-1.7%
20,000	Covance, Inc.(1)	1,155,400

	Health Care Supplies-1.9%
20,000	Neogen Corp.(1)	906,400
35,000	Rochester Medical Corp.(1)	352,800

		1,259,200

	Pharmaceuticals-0.3%
5,000	Salix Pharmaceuticals, Ltd.(1)	202,400

TOTAL HEALTH CARE		9,086,550

INDUSTRIALS-31.2%
	Aerospace & Defense-8.0%
85,000	Hexcel Corp.(1)	2,291,600
75,000	Moog, Inc., Class A(1)	3,077,250

		5,368,850

	Airlines-2.7%
25,000	Allegiant Travel Co.	1,835,250

	Building Products-4.8%
30,000	AAON, Inc.	626,100
35,000	Lennox International, Inc.	1,838,200
45,000	Masco Corp.	749,700

		3,214,000

	Construction & Engineering-9.6%
60,000	Chicago Bridge & Iron Co., N.V.	2,781,000
10,000	MasTec, Inc.(1)	249,300
125,000	Quanta Services, Inc.(1)	3,411,250

		6,441,550

Annual Report | December 31, 2012	13

Portfolio of Investments
WesMark Small Company Growth Fund	December 31, 2012

Shares/Principal Amount		Value
	Electronics-2.5%
20,000	OSI Systems, Inc.(1)	$1,280,800
25,000	Zygo Corp.(1)	392,500

		1,673,300

	Miscellaneous Manufacturing-0.8%
20,000	Actuant Corp., Class A	558,200

	Trading Companies & Distributors-1.7%
25,000	United Rentals, Inc.(1)	1,138,000

	Trucking-1.1%
15,000	Ryder System, Inc.	748,950

TOTAL INDUSTRIALS		20,978,100

INFORMATION TECHNOLOGY-17.4%
	Application Software-2.8%
30,000	Bottomline Technologies, Inc.(1)	791,700
3,000	Concur Technologies, Inc.(1)	202,560
35,000	Netscout Systems, Inc.(1)	909,650

		1,903,910

	Computer Hardware-0.6%
15,000	NCR Corp.(1)	382,200

	Data Processing & Outsourced Services-1.9%
15,000	Heartland Payment Systems, Inc.	442,500
15,000	Syntel, Inc.	803,850

		1,246,350
	Electronic Manufacturing Services-0.7%
30,000	Benchmark Electronics, Inc.(1)	498,600

	Internet Software & Services-1.7%
10,000	j2 Global, Inc.	305,800
35,000	Trulia, Inc.(1)	568,400
15,000	ValueClick, Inc.(1)	291,150

		1,165,350

	Semiconductor Equipment-4.4%
75,000	Teradyne, Inc.(1)	1,266,750
45,000	Ultratech, Inc.(1)	1,678,500

		2,945,250

	Semiconductors-2.8%
15,000	Cree, Inc.(1)	509,700
10,000	First Solar, Inc.(1)	308,800
125,000	LSI Corp.(1)	885,000
3,000	Mellanox Technologies, Ltd.(1)	178,140

		1,881,640

	Systems Software-2.5%
30,000	MICROS Systems, Inc.(1)	1,273,200
30,000	Qualys, Inc.(1)	443,700

		1,716,900

TOTAL INFORMATION TECHNOLOGY		11,740,200

Shares/Principal Amount		Value
MATERIALS-2.9%
	Forest Products-2.9%
100,000	Louisiana-Pacific Corp.(1)	$1,932,000

TOTAL MATERIALS		1,932,000

UTILITIES-2.9%
	Electric Utilities-2.9%
25,000	ITC Holdings Corp.	1,922,750

TOTAL UTILITIES		1,922,750

TOTAL COMMON STOCKS (Cost $52,196,214)		63,486,370

SHORT TERM INVESTMENTS-5.6%
	Mutual Funds-5.6%
3,789,107	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	3,789,107

TOTAL SHORT TERM INVESTMENTS (Cost $3,789,107)		3,789,107

TOTAL INVESTMENTS-100.0%
(Cost $55,985,321)		67,275,477
OTHER ASSETS AND LIABILITIES-NET(2) -(0.0)%(3)		(14,140)

NET ASSETS-100.0%		$67,261,337

(1)	Non-income producing security
(2)	Assets, other than investments in securities, less liabilities.
(3)	Amount represents less than 0.05% of net assets.

Note:	The categories of investments are shown as a percentage of net assets at December 31, 2012.

The following acronyms are used throughout this portfolio:

AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes which are an integral part of the Financial Statements.

14	www.wesmarkfunds.com

Portfolio of Investments Summary Table
December 31, 2012 (Unaudited)	WesMark Growth Fund

At December 31, 2012, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	94.6%

CASH EQUIVALENTS(2)	5.3%

OTHER ASSETS AND LIABILITIES - NET(3)	0.1%

TOTAL PORTFOLIO	100.0%

At December 31, 2012, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Financials	19.5%

Information Technology	18.5%

Health Care	15.1%

Industrials	15.0%

Consumer Discretionary	9.7%

Consumer Staples	9.5%

Energy	7.3%

Materials	0.0%

Equity Portfolio Sub-Total	94.6%

Short-Term Investments	5.3%

Other Assets and Liabilities	0.1%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

Annual Report | December 31, 2012	15

Portfolio of Investments
WesMark Growth Fund	December 31, 2012

Shares/Principal Amount		Value
COMMON STOCKS-94.6%
CONSUMER DISCRETIONARY-9.7%
	Apparel Retail-0.6%
50,000	The Gap, Inc.	$1,552,000

	Auto Parts & Equipment-1.4%
100,000	Delphi Automotive PLC(1)	3,825,000

	Automobile Manufacturers-0.7%
150,000	Ford Motor Co.	1,942,500

	Broadcasting-2.1%
150,000	CBS Corp., Class B	5,707,500

	Department Stores-1.4%
100,000	Macy’s, Inc.	3,902,000

	Distributors-1.4%
60,000	Genuine Parts Co.	3,814,800

	Movies & Entertainment-2.1%
115,000	The Walt Disney Co.	5,725,850

TOTAL CONSUMER DISCRETIONARY		26,469,650

CONSUMER STAPLES-9.5%
	Distillers & Vintners-2.1%
50,000	Diageo PLC, ADR	5,829,000

	Drugs Retail-2.2%
125,000	CVS Caremark Corp.	6,043,750

	Food Retail-2.3%
150,000	Mondelez International, Inc., Class A	3,820,500
25,000	Whole Foods Market, Inc.	2,283,250

		6,103,750

	Packaged Foods & Meats-0.8%
50,000	General Mills, Inc.	2,020,500

	Soft Drinks-2.1%
160,000	The Coca-Cola Co.	5,800,000

TOTAL CONSUMER STAPLES		25,797,000

ENERGY-7.3%
	Oil & Gas Exploration & Production-6.1%
50,000	Apache Corp.	3,925,000
100,000	Carrizo Oil & Gas, Inc.(1)	2,092,000
15,000	Cimarex Energy Co.	865,950
125,000	Newfield Exploration Co.(1)	3,347,500
20,000	Pioneer Natural Resources Co.	2,131,800
125,000	Southwestern Energy Co.(1)	4,176,250

		16,538,500

Shares/Principal Amount		Value
	Oil & Gas Refining & Marketing-1.2%
100,000	Valero Energy Corp.	$3,412,000

TOTAL ENERGY		19,950,500

FINANCIALS-19.5%
	Asset Management & Custody Banks-2.6%
265,000	Invesco, Ltd.	6,913,850

	Consumer Finance-2.3%
110,000	American Express Co.	6,322,800

	Diversified Banks-5.4%
60,000	The Toronto-Dominion Bank	5,059,800
280,000	Wells Fargo & Co.	9,570,400

		14,630,200

	Investment Banking & Brokerage-2.1%
300,000	Morgan Stanley	5,736,000

	Property & Casualty Insurance-2.2%
75,000	ACE, Ltd.	5,985,000

	Regional Banks-3.3%
150,000	BB&T Corp.	4,366,500
300,000	Fifth Third Bancorp	4,557,000

		8,923,500

	Specialized REITS-1.6%
100,000	Plum Creek Timber Co., Inc.	4,437,000

TOTAL FINANCIALS		52,948,350

HEALTH CARE-15.1%
	Biotechnology-2.5%
35,000	Amgen, Inc.	3,021,200
40,000	Celgene Corp.(1)	3,148,800
7,000	Gilead Sciences, Inc.(1)	514,150

		6,684,150

	Health Care Equipment-0.6%
25,000	Baxter International, Inc.	1,666,500

	Managed Health Care-2.8%
65,000	Humana, Inc.	4,460,950
60,000	UnitedHealth Group, Inc.	3,254,400

		7,715,350

	Pharmaceuticals-9.2%
100,000	Abbott Laboratories	6,550,000
65,000	Allergan, Inc.	5,962,450
100,000	Johnson & Johnson	7,010,000
135,000	Merck & Co., Inc.	5,526,900

		25,049,350

TOTAL HEALTH CARE		41,115,350

16	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Growth Fund

Shares/Principal Amount		Value
INDUSTRIALS-15.0%
	Aerospace & Defense-6.9%
100,000	The Boeing Co.	$7,536,000
75,000	Honeywell International, Inc.	4,760,250
155,000	Moog, Inc., Class A(1)	6,359,650

		18,655,900

	Airlines-0.9%
250,000	Southwest Airlines Co.	2,560,000

	Construction & Engineering-2.3%
135,000	Chicago Bridge & Iron Co., N.V.	6,257,250

	Industrial Conglomerates-3.3%
425,000	General Electric Co.	8,920,750

	Trucking-1.6%
75,000	JB Hunt Transport Services, Inc.	4,478,250

TOTAL INDUSTRIALS		40,872,150

INFORMATION TECHNOLOGY-18.5%

	Communications Equipment-3.4%
15,000	F5 Networks, Inc.(1)	1,457,250
125,000	QUALCOMM, Inc.	7,752,500

		9,209,750

	Computer Hardware-3.1%
16,000	Apple, Inc.	8,528,480

	Computer Storage & Peripherals-2.9%
225,000	EMC Corp.(1)	5,692,500
50,000	SanDisk Corp.(1)	2,178,000

		7,870,500

	Internet Software & Services-1.6%
6,000	Google, Inc., Class A(1)	4,256,220

	Semiconductors-2.2%
40,000	Avago Technologies, Ltd.	1,266,400
100,000	Broadcom Corp., Class A	3,321,000
175,000	LSI Corp.(1)	1,239,000

		5,826,400

	Systems Software-5.3%
200,000	Microsoft Corp.	5,346,000
275,000	Oracle Corp.	9,163,000

		14,509,000

TOTAL INFORMATION TECHNOLOGY		50,200,350

TOTAL COMMON STOCKS (Cost $225,691,254)		257,353,350

Shares/Principal Amount	Value
SHORT TERM INVESTMENTS-5.3%
Mutual Funds-5.3%
14,570,331	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	$14,570,331

TOTAL SHORT TERM INVESTMENTS

(Cost $14,570,331)	14,570,331

TOTAL INVESTMENTS-99.9% (Cost $240,261,585)	271,923,681
OTHER ASSETS AND LIABILITIES- NET(2) -0.1%	215,957

NET ASSETS-100.0%	$272,139,638

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note :	The categories of investments are shown as a percentage of net assets at December 31, 2012.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	17

Portfolio of Investments Summary Table
WesMark Balanced Fund	December 31, 2012 (Unaudited)

At December 31, 2012, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	56.0%

PREFERRED STOCKS	2.3%

EXCHANGE-TRADED FUNDS	2.2%

EQUITY PORTFOLIO SUB-TOTAL	60.5%

CORPORATE BONDS	18.7%

TAXABLE MUNICIPAL BONDS	8.3%

U.S. GOVERNMENT AGENCY SECURITIES	3.6%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	1.9%

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	1.5%

NON-TAXABLE MUNICIPAL BONDS	0.7%

FIXED INCOME PORTFOLIO SUB-TOTAL	34.7%

CASH EQUIVALENTS(2)	4.6%

OTHER ASSETS AND LIABILITIES - NET (3)	0.2%

TOTAL PORTFOLIO	100.0%

At December 31, 2012, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Information Technology	12.0%

Energy	7.8%

Financials	7.1%

Consumer Staples	6.8%

Consumer Discretionary	5.3%

Industrials	4.9%

Health Care	4.5%

Materials	3.5%

Preferred Stocks	2.3%

Other (ETF Funds)	2.2%

Utilities	2.1%

Telecommunication Services	2.0%

Equity Portfolio Sub-Total	60.5%

Corporate Bonds	18.7%

Municipal Bonds (Taxable)	8.3%

U.S. Government Agencies (Combined)	7.0%

Municipal Bonds (Non-Taxable)	0.7%

Fixed Income Portfolio Sub-Total	34.7%

Short-Term Investments	4.6%

Other Assets and Liabilities-Net(3)	0.2%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

18	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-56.0%
CONSUMER DISCRETIONARY-5.3%

	Cable & Satellite-0.5%
10,000	Comcast Corp., Class A	$373,800

	Department Stores-1.3%
24,000	Macy’s, Inc.	936,480

	Distributors-1.1%
12,000	Genuine Parts Co.	762,960

	Home Improvement Retail-1.1%
13,000	The Home Depot, Inc.	804,050

	Restaurants-1.3%
10,000	Darden Restaurants, Inc.	450,700
5,000	McDonald’s Corp.	441,050

		891,750

TOTAL CONSUMER DISCRETIONARY		3,769,040

CONSUMER STAPLES-6.8%
	Agricultural Products-0.6%
6,000	Bunge, Ltd.	436,140

	Drugs Retail-0.7%
10,000	CVS Caremark Corp.	483,500

	Food Retail-0.4%
10,000	Mondelez International, Inc., Class A	254,700

	Packaged Foods & Meats-2.6%
20,000	General Mills, Inc.	808,200
5,000	H.J. Heinz Co.	288,400
8,000	Kraft Foods Group, Inc.	363,760
15,000	The Kroger Co.	390,300

		1,850,660

	Soft Drinks-1.3%
25,000	The Coca-Cola Co.	906,250

	Tobacco-1.2%
19,000	Altria Group, Inc.	596,980
3,500	Philip Morris International, Inc.	292,740

		889,720

TOTAL CONSUMER STAPLES		4,820,970

ENERGY-7.8%

	Integrated Oil & Gas-5.1%
8,000	Chevron Corp.	865,120
12,000	Exxon Mobil Corp.	1,038,600
9,000	Occidental Petroleum Corp.	689,490
15,000	Royal Dutch Shell PLC, ADR	1,034,250

		3,627,460

Shares/Principal Amount		Value
	Oil & Gas Drilling-1.5%
18,000	Ensco PLC, Class A	$1,067,040

	Oil & Gas Equipment & Services-0.6%
7,500	Oceaneering International, Inc.	403,425

	Oil & Gas Exploration & Production-0.6%
5,500	Apache Corp.	431,750

TOTAL ENERGY		5,529,675

FINANCIALS-7.1%
	Consumer Finance-0.7%
9,000	American Express Co.	517,320

	Diversified Banks-0.4%
3,000	The Toronto-Dominion Bank	252,990

	Multi-Family Apartment - REITS-0.4%
12,000	UDR, Inc.	285,360

	Other Diversified Financial Services-0.6%
10,000	JPMorgan Chase & Co.	439,700

	Property & Casualty Insurance-0.7%
6,000	ACE, Ltd.	478,800

	Regional Banks-1.7%
7,524	Commerce Bancshares, Inc.	263,802
16,000	PNC Financial Services Group, Inc.	932,960

		1,196,762

	Residential REITS-1.3%
10,000	American Campus Communities, Inc.	461,300
8,000	Home Properties, Inc.	490,480

		951,780
	Retail REITS-0.5%
12,500	National Retail Properties, Inc.	390,000

	Specialized REITS-0.8%
12,000	Plum Creek Timber Co., Inc.	532,440

TOTAL FINANCIALS		5,045,152

HEALTH CARE-4.5%

	Health Care Distributors-0.9%
6,800	McKesson Corp.	659,328

	Pharmaceuticals-3.6%
36,500	Bristol-Myers Squibb Co.	1,189,535
7,800	Johnson & Johnson	546,780

Annual Report | December 31, 2012	19

Portfolio of Investments
WesMark Balanced Fund	December 31, 2012

Shares/Principal Amount		Value
20,000	Merck & Co., Inc.	$818,800

		2,555,115

TOTAL HEALTH CARE		3,214,443

INDUSTRIALS-4.9%

	Aerospace & Defense-1.3%
7,000	The Boeing Co.	527,520
6,000	Honeywell International, Inc.	380,820

		908,340

	Building Products-0.5%
22,000	Masco Corp.	366,520

	Construction & Engineering-1.0%
15,000	Chicago Bridge & Iron Co., N.V.	695,250

	Industrial Conglomerates-1.5%
8,000	Danaher Corp.	447,200
30,000	General Electric Co.	629,700

		1,076,900

	Industrial Machinery-0.6%
8,000	Eaton Corp. PLC	433,600

TOTAL INDUSTRIALS		3,480,610

INFORMATION TECHNOLOGY-12.0%

	Communications Equipment-0.9%
10,000	QUALCOMM, Inc.	620,200

	Computer Hardware-4.8%
4,300	Apple, Inc.	2,292,029
6,000	International Business Machines Corp.	1,149,300

		3,441,329

	Computer Storage & Peripherals-0.5%
14,000	EMC Corp.(1)	354,200

	Electronic Manufacturing Services-0.8%
15,000	TE Connectivity, Ltd.	556,800

	Internet Software & Services-1.4%
1,400	Google, Inc., Class A(1)	993,118

	Semiconductors-2.3%
11,000	ARM Holdings PLC, ADR	416,130
17,500	Broadcom Corp., Class A	581,175
22,000	Texas Instruments, Inc.	680,680

		1,677,985

	Systems Software-1.3%
15,000	Microsoft Corp.	400,950
15,000	Oracle Corp.	499,800

		900,750

TOTAL INFORMATION TECHNOLOGY		8,544,382

Shares/Principal Amount		Value
MATERIALS-3.5%

	Diversified Chemicals-2.5%
17,000	The Dow Chemical Co.	$549,440
17,500	EI du Pont de Nemours & Co.	786,975
3,000	PPG Industries, Inc.	406,050

		1,742,465

	Paper Products-1.0%
18,000	International Paper Co.	717,120

TOTAL MATERIALS		2,459,585

TELECOMMUNICATION SERVICES-2.0%

	Integrated Telecommunication Services-2.0%
10,000	AT&T, Inc.	337,100
12,000	CenturyLink, Inc.	469,440
15,000	Verizon Communications, Inc.	649,050

		1,455,590

TOTAL TELECOMMUNICATION SERVICES		1,455,590

UTILITIES-2.1%

	Electric Utilities-2.1%
10,533	Duke Energy Corp.	672,005
7,500	NextEra Energy, Inc.	518,925
7,500	The Southern Co.	321,075

		1,512,005

TOTAL UTILITIES		1,512,005

TOTAL COMMON STOCKS (Cost $ 31,607,824)		39,831,452

EXCHANGE TRADED FUNDS-2.2%
12,000	iShares® MSCI Emerging Markets Index Fund	532,200
6,500	iShares® Russell 2000® Growth Index ETF	619,515
5,800	Vanguard REIT ETF	381,640

TOTAL EXCHANGE TRADED FUNDS (Cost $ 1,348,892)		1,533,355

PREFERRED STOCKS-2.3%

	Diversified Banks-0.5%
15,000	Wells Fargo & Co., 5.200%	377,700

	Diversified Financial Services-0.4%
10,000	General Electric Capital Corp., 5.875%	260,000

	Investment Banking & Brokerage-0.6%
21,000	The Goldman Sachs Group, Inc., Series A, 3.750%(2)	434,490

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Balanced Fund

Shares/Principal Amount		Value
	Other Diversified Financial Services-0.8%
21,000	Bank of America Corp., Series J, 7.250%	$532,770

TOTAL PREFERRED STOCKS (Cost $1,579,931)		1,604,960

CORPORATE BONDS-18.7%

	Automobile Manufactures-1.4%
$1,000,000	Toyota Motor Credit Corp., 2.250%, 12/7/2027(3)	982,259

	Communications Equipment-1.6%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,143,624

	Computer Hardware-3.1%
500,000	Hewlett-Packard Co., Sr. Unsecured Notes, 6.125%, 3/1/2014	525,757
1,000,000	Hewlett-Packard Co., Sr. Unsecured Notes, 3.000%, 9/15/2016	1,006,993
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	668,403

		2,201,153

	Diversified Chemicals-1.4%
1,000,000	The Dow Chemical Co., 3.000%, 11/15/2022	998,705

	Diversified Financial Services-1.5%
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 3.500%, 6/29/2015	531,591
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 4.000%, 1/13/2027(3)	504,673

		1,036,264

	Health Care Equipment-0.8%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	581,205

	Health Care Services-0.8%
500,000	Express Scripts Holding Co., Company Guaranteed Notes, 3.125%, 5/15/2016	527,433

Shares/Principal Amount		Value
	Investment Banking & Brokerage-0.8%
$500,000	Morgan Stanley, Sr. Unsecured Notes, 5.550%, 4/27/2017	$554,683

	Networking Products-0.7%
500,000	Juniper Networks, Inc., Sr. Unsecured Notes, 3.100%, 3/15/2016	518,550

	Oil & Gas Exploration & Production-0.7%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	522,298

	Other Diversified Financial Services-3.7%
1,000,000	Citigroup, Inc., Sr. Unsecured Notes, 1.290%, 4/1/2014(2)	1,001,419
1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	1,129,652
500,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.000%, 9/28/2026(3)	491,936

		2,623,007

	Packaged Foods & Meats-0.7%
500,000	HJ Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	522,871

	REITS - Healthcare-0.7%
500,000	Health Care REIT, Inc., Sr. Unsecured Notes, 3.625%, 3/15/2016	528,258

	Specialty Stores-0.8%
500,000	Staples, Inc., Sr. Unsecured Notes, 9.750%, 1/15/2014	543,735

TOTAL CORPORATE BONDS (Cost $12,485,596)		13,284,045

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-1.5%

	Federal National Mortgage Association- 1.5%
975,716	Series 2012-100, Class NA, 2.000%, 11/25/2041	994,575
64,129	Series 2003-5, Class EL, 5.000%, 8/25/2022, REMIC	65,066

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,054,642)		1,059,641

Annual Report | December 31, 2012	21

Portfolio of Investments
WesMark Balanced Fund	December 31, 2012

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-1.9%

	Federal Home Loan Mortgage Corp.- 0.0%(4)
$13,796	Pool E84004, 6.000%, 6/1/2016	$14,736

	Federal National Mortgage Association- 1.9%
129,616	Pool 254831, 5.000%, 8/1/2023	140,540
573,711	Pool AE0375, 4.000%, 7/1/2025	614,689
555,429	Pool AD6175, 4.000%, 9/1/2025	595,102

		1,350,331

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $1,302,751)		1,365,067

U.S. GOVERNMENT AGENCY SECURITIES-3.6%

	Federal Home Loan Banks-1.5%
450,000	5.250%, 6/10/2022	580,062
500,000	1.250%, 10/25/2022	500,268

		1,080,330

	Federal Home Loan Mortgage Corp.-2.1%
500,000	2.500%, 12/26/2025	497,489
1,000,000	3.000%, 1/25/2027(3)	1,000,751

		1,498,240

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $2,475,115)		2,578,570

TAXABLE MUNICIPAL BONDS-8.3%

	Alaska-0.8%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	566,095

	Florida-0.7%
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	499,048

	Michigan-1.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	301,873

Shares/Principal Amount		Value
$500,000	Michigan Finance Authority, Revenue Bonds, 5.496%, 9/1/2020	$587,420

		889,293

	Ohio-1.8%
500,000	City of Akron, Build America General Obligation Unlimited Bonds, 3.650%, 12/1/2017	542,280
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	700,591

		1,242,871

	Pennsylvania-2.1%
500,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	608,085
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	583,395
290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	315,442

		1,506,922

	Virginia-0.8%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	574,990

	Wisconsin-0.8%
500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	582,945

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,114,943)		5,862,164

NON-TAXABLE MUNICIPAL BONDS-0.7%

	West Virginia-0.7%
500,000	West Virginia Higher Education Policy Commission, Revenue Bonds, 5.000%, 4/1/2029, (NATL-RE FGIC)	529,165

TOTAL NON-TAXABLE MUNICIPAL BONDS

(Cost $506,923)		529,165

22	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Balanced Fund

Shares/Principal Amount		Value
SHORT TERM INVESTMENTS-4.6%
	Mutual Funds-4.6%
3,289,403	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	$3,289,403

TOTAL SHORT TERM INVESTMENTS

(Cost $ 3,289,403)		3,289,403

TOTAL INVESTMENTS-99.8% (Cost $ 60,766,020)		70,937,822
OTHER ASSETS AND LIABILITIES-NET(5) -0.2%		158,269

NET ASSETS-100.0%		$71,096,091

(1)	Non-income producing security.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2012.
(4)	Amount represents less than 0.05% of net assets.
(5)	Assets, other than investments in securities, less liabilities.

Note :	The categories of investments are shown as a percentage of net assets at December 31, 2012.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
ETF	-	Exchange Traded Fund.
FGIC	-	Financial Guaranty Insurance Co.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
NATL-RE	-	Third party insurer for municipal debt securities.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts.
REMIC	-	Real Estate Mortgage Investment Conduit.
Sr.	-	Senior.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	23

Portfolio of Investments Summary Table
WesMark Government Bond Fund	December 31, 2012 (Unaudited)

At December 31, 2012, the Fund’s Portfolio composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	42.8%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	21.6%

TAXABLE MUNICIPAL BONDS	20.7%

U.S. TREASURY BONDS	4.8%

U.S. TREASURY NOTES	3.6%

U.S. GOVERNMENT AGENCY SECURITIES	3.1%

NON-TAXABLE MUNICIPAL BONDS	0.7%

CASH EQUIVALENTS(2)	2.4%

OTHER ASSETS AND LIABILITIES - NET (3)	0.3%

TOTAL PORTFOLIO	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.

24	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-42.8%
	Federal Home Loan Mortgage Corp.-24.8%
$644,329	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	$691,404
130,068	Series 2005-2926, Class AB, 5.000%, 1/15/2019, REMIC	131,061
332,068	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	345,634
1,709,841	Series 2005-3030, Class FL, 0.609%, 9/15/2035, REMIC(1)	1,728,089
464,502	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	473,568
282,522	Series 2005-3044, Class HN, 5.000%, 1/15/2024, REMIC	284,285
417,834	Series 2005-3051, Class MC, 5.000%, 10/15/2024, REMIC	431,063
349,925	Series 2007-3282, Class JE, 5.500%, 1/15/2026, REMIC	357,666
166,066	Series 2007-3342, Class FT, 0.659%, 7/15/2037, REMIC(1)	166,916
5,035,806	Series 2007-3349, Class FE, 0.699%, 7/15/2037, REMIC(1)	5,088,254
1,130,471	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	1,178,412
387,810	Series 2009-3540, Class KF, 1.259%, 11/15/2036, REMIC(1)	394,599
2,773,966	Series 2010-3758, Class FB, 0.709%, 11/15/2040, REMIC(1)	2,799,850
8,476,859	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	8,605,512
2,221,176	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	2,368,033
13,530,202	Series 2012-3984, Class MA, 2.000%, 1/15/2040, REMIC	13,806,096
7,374,124	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	7,527,779
9,123,414	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC(1)	9,321,894
4,492,750	Series 2012-4005, Class PA, 2.000%, 10/15/2041, REMIC	4,584,470
6,841,752	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	6,959,396

		67,243,981

	Federal National Mortgage Association- 16.6%
3,583,475	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	3,852,156
5,053,262	Series 2005-13, Class FQ, 0.610%, 3/25/2035, REMIC(1)	5,094,067
480,430	Series 2008-12, Class C, 4.000%, 7/25/2035, REMIC	484,113

Shares/Principal Amount		Value
$691,878	Series 2008-12, Class D, 4.500%, 4/25/2036, REMIC	$712,967
1,827,636	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	1,866,861
3,700,125	Series 2011-45, Class TE, 3.000%, 3/25/2025, REMIC	3,814,829
4,940,115	Series 2012-103, Class CE, 2.000%, 6/25/2039(1)	5,021,178
4,915,661	Series 2012-103, Class NG, 1.750%, 11/25/2041	4,949,870
4,634,636	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC(1)	4,735,513
4,699,099	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	4,776,587
4,695,037	Series 2012-31, Class NP, 2.000%, 4/25/2041, REMIC	4,755,175
4,766,036	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	4,965,738

		45,029,054

	Government National Mortgage Association-1.4%
3,782,157	Series 2011-11, Class PC, 2.000%, 4/20/2040	3,864,763

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $114,533,761)		116,137,798

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-21.6%
	Federal Home Loan Mortgage Corp.-2.7%
1,404,347	Pool C90993, 5.500%, 10/1/2026	1,525,425
1,186,678	Pool G30387, 5.500%, 2/1/2028	1,284,540
1,214,805	Pool C91349, 4.500%, 12/1/2030	1,331,613
2,926,354	Pool C91361, 4.000%, 3/1/2031	3,156,972

		7,298,550

	Federal National Mortgage Association-18.9%
1,420,622	Pool 972080, 5.000%, 2/1/2023	1,540,073
1,187,784	Pool 255857, 5.500%, 8/1/2025	1,301,326
2,664,415	Pool 255994, 5.500%, 11/1/2025	2,930,302
3,816,044	Pool 256041, 5.500%, 12/1/2025	4,180,828
502,610	Pool 256198, 5.500%, 4/1/2026	548,771

Annual Report | December 31, 2012	25

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2012

Shares/Principal Amount		Value
$993,959	Pool 831505, 5.500%, 4/1/2026	$1,085,246
1,278,823	Pool 256272, 5.500%, 6/1/2026	1,396,272
1,773,153	Pool 256275, 6.000%, 6/1/2026	1,941,820
514,009	Pool 256311, 6.000%, 7/1/2026	562,903
11,152,492	Pool MA0641, 4.000%, 2/1/2031	12,009,103
5,920,142	Pool MA0645, 4.000%, 2/1/2031	6,374,863
4,644,552	Pool MA0695, 4.000%, 4/1/2031	5,001,295
2,950,273	Pool MA0756, 4.000%, 5/1/2031	3,176,880
8,496,501	Pool MA0818, 4.000%, 8/1/2031	9,149,109

		51,198,791

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $54,774,995)		58,497,341

U.S. GOVERNMENT AGENCY SECURITIES-3.1%
	Federal Agricultural Mortgage Corp.-1.3%
3,000,000	5.125%, 4/19/2017(2)	3,526,767
	Federal Farm Credit Bank-1.8%
5,000,000	2.100%, 12/5/2022	4,970,290

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $8,123,065)		8,497,057

U.S. TREASURY NOTES-3.6%
	U.S. Treasury Notes-3.6%
10,000,000	1.625%, 11/15/2022	9,879,690

TOTAL U.S. TREASURY NOTES

(Cost $10,007,746)		9,879,690

U.S. TREASURY BONDS-4.8%
	U.S. Treasury Bonds-4.8%
8,000,000	7.625%, 2/15/2025	12,883,752
TOTAL U.S. TREASURY BONDS

(cost $13,072,294)		12,883,752

Shares/Principal Amount		Value
TAXABLE MUNICIPAL BONDS-20.7%

	Alaska-0.4%
$880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	$1,001,088

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,148,580

	Arkansas-0.4%
1,000,000	State of Arkansas Water & Waste Disposable, General Obligation Unlimited Bonds, 3.150%, 7/1/2025	1,006,260

	California-0.2%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	626,630

	Colorado-0.8%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,129,970
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,183,400

		2,313,370

	Illinois-2.5%
1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	1,159,870
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	526,721
1,000,000	Lake County School District No. 56 Gurnee, Build America General Obligation Bonds, 6.100%, 1/1/2026	1,186,790
1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	1,176,830
250,000	Sangamon County School District No. 186 Springfield, Build America General Obligation Bonds, 5.950%, 2/1/2025	291,415

26	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Will Grundy Etc. Counties Community College District No. 525, Build America General Obligation Bonds:
$145,000	6.100%, 1/1/2023	$176,764
1,000,000	6.650%, 1/1/2026	1,230,850
1,000,000	Winnebago-Boone Etc. Counties Community College District No. 511, Build America General Obligation Bonds, 5.650%, 1/1/2022	1,147,290

		6,896,530

	Indiana-0.2%
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	527,302

	Kansas-0.6%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	510,903
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	235,070
380,000	5.500%, 9/1/2023	445,045
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	363,198

		1,554,216

	Kentucky-3.2%
500,000	Boone County School District Finance Corp., School Building Revenue Bonds, 5.750%, 6/1/2027	551,895
1,190,000	Boyd County School District Finance Corp., Build America Revenue Bonds, 5.750%, 2/1/2025	1,358,909
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,759,508
300,000	City of Elizabethtown, Kentucky, Build America General Obligation Unlimited Bonds, Series A, 5.250%, 7/1/2027	336,855
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	335,391
315,000	5.250%, 12/1/2025	351,861
1,000,000	Kentucky Municipal Power Agency, Build America Revenue Bonds, 5.760%, 9/1/2024	1,153,530

Shares/Principal Amount		Value
$500,000	Lexington-Fayette Urban County Government, General Obligation, Pension Funding Bonds, Series B, 5.750%, 2/1/2025	$607,980
1,000,000	McCracken County School District Finance Corp., Build America Revenue Bonds, 5.750%, 12/1/2026	1,128,440
	Nelson County School District Finance Corp., School Building, Build America Revenue Bonds:
500,000	5.300%, 12/1/2024	569,920
500,000	5.500%, 12/1/2025	572,425

		8,726,714

	Michigan-1.2%
570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	660,020
475,000	Comstock Park Public Schools General Obligation Unlimited Bonds, 6.300%, 5/1/2026	530,988
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	933,108
1,000,000	Holland School District, Build America General Obligation Bonds, 6.030%, 5/1/2024	1,139,990

		3,264,106

	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	557,160

	Mississippi-0.1%
250,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	289,970

	Missouri-1.6%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,879,556
2,000,000	St. Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	2,544,480

		4,424,036
	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	251,782

Annual Report | December 31, 2012	27

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2012

Shares/Principal Amount		Value
	New Mexico-0.2%
$500,000	New Mexico State Financial Authority, Revenue Bonds, 4.250%, 6/1/2024	$541,570

	New York-0.3%
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	706,153

	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,123,718

	Ohio-3.4%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,394,900
1,000,000	Austintown Ohio Local School District, General Obligation Bonds, 5.327%, 9/1/2027	1,097,500
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,112,430
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	597,560
900,000	Findlay City School District, Build America General Obligation Bonds, Series B, 5.450%, 12/1/2024	1,028,187
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	594,235
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	205,637
260,000	5.500%, 12/1/2022	297,864
1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	1,099,720
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	671,658
900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	1,023,732

		9,123,423

Shares/Principal Amount		Value
	Oregon-0.7%
$1,000,000	Oregon State Department of Administrative Services Lottery, Revenue Bonds, 5.375%, 4/1/2021	$1,082,540
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	905,468

		1,988,008

	Pennsylvania-1.2%
1,000,000	City of Reading, Pennsylvania, General Obligation Unlimited Bonds, 5.480%, 11/15/2026	1,053,180
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,110,140
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	995,610

		3,158,930

	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	1,016,723

	Texas-1.6%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	562,770
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,206,790
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,532,525

		4,302,085

	Utah-0.6%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	573,475
1,000,000	Tooele County Utah School District Municipal Building Authority, Revenue Bonds, 5.625%, 6/1/2027	1,089,880

		1,663,355

TOTAL TAXABLE MUNICIPAL BONDS (Cost $50,762,903)		56,211,709

28	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark Government Bond Fund

Shares/Principal Amount		Value
NON-TAXABLE MUNICIPAL BONDS-0.7%
	Michigan-0.7%
$1,640,000	Brighton Area School District General Obligation Unlimited Bonds, 4.000%, 5/1/2027	$1,729,397
TOTAL NON-TAXABLE MUNICIPAL BONDS

(Cost $1,696,095)		1,729,397

SHORT TERM INVESTMENTS-2.4%
	Mutual Funds-2.4%
6,590,699	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	6,590,699
TOTAL SHORT TERM INVESTMENTS

(Cost $6,590,699)		6,590,699

TOTAL INVESTMENTS-99.7% (Cost $259,561,558)		270,427,443
OTHER ASSETS AND LIABILITIES - NET(3) -0.3%		945,539

NET ASSETS-100.0%		$271,372,982

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $3,526,767 or 1.3% of net assets.

(3)	Assets, other than investments in securities, less liabilities.

Note :	The categories of investments are shown as a percentage of net assets at December 31, 2012.

The following acronyms are used throughout this portfolio:

REMIC	- Real Estate Mortgage Investment Conduit.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	29

Portfolio of Investments Summary Table
WesMark West Virginia Municipal Bond Fund	December 31, 2012 (Unaudited)

At December 31, 2012, the Fund’s Portfolio

composition(1) was as follows:

Percentage of Total Net Assets
MUNICIPAL BONDS	98.6%

Cash Equivalents(2)	0.2%

OTHER ASSETS AND LIABILITES - NET(3)	1.2%
TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	0.1%

1-3 Years	2.1%

3-5 Years	4.1%

5-10 Years	29.7%

10 Years or Greater	62.6%

Cash Equivalents(2)	0.2%

OTHER ASSETS AND LIABILITIES – NET(3)	1.2%
TOTAL	100.0%

S&P® Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
AAA	7.5%

AA	33.0%

A	25.9%

BBB	3.3%

Not rated by S&P®	28.9%
Short-Term Investments(2)	0.2%
Other Assets and Liabilities – Net(3)	1.2%
TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
Aaa	3.9%

Aa	43.2%

A	9.2%

Baa	3.8%

Not rated by Moody’s	38.5%
Short-Term Investments(2)	0.2%
Other Assets and Liabilities – Net(3)	1.2%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Cash Equivalents include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)

These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

30	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
MUNICIPAL BONDS-98.6%

	Nevada-0.3%
$285,000	County of Washoe, Nevada, General Obligation Limited Bonds, Series B, 3.000%, 3/1/2025	$286,357

	New Mexico-0.1%
140,000	New Mexico State Mortgage Finance Authority Revenue Bonds, 3.000%, 3/1/2024	142,132

	Ohio-2.4%
650,000	City of Akron, Ohio, General Obligation Limited Bonds, 2.125%, 12/1/2018	670,273
870,000	City of Marysville, Ohio, General Obligation Limited Bonds, 4.125%, 12/1/2027	933,997
500,000	City of Toledo Ohio Water System Revenue Bonds, 3.000%, 11/15/2026	501,690
150,000	County of Monroe, Ohio, General Obligation Bonds, 4.900%, 12/1/2017	150,818
500,000	Toledo City School District General Obligation Unlimited Bonds, 5.000%, 12/1/2027, (NATL-RE FGIC)	521,485

		2,778,263

	Pennsylvania-1.6%
455,000	Jim Thorpe Area School District, 3.200%, 3/15/2020	481,540
1,175,000	Upper Darby Pennsylvania School District General Obligation Unlimited Bonds, 5.000%, 5/1/2019, (NATL-RE FGIC)	1,275,075

		1,756,615

	Texas-2.6%
500,000	City of Dallas, Texas, Waterworks & Sewer System Revenue Bonds, 5.000%, 10/1/2029, (AGM)	561,770
1,000,000	Harris County, Texas, Municipal Utility District No. 368 General Obligation Bonds, 5.500%, 9/1/2036, (AGM)	1,091,400
	Montgomery County Municipal Utility District No 83:
435,000	3.375%, 9/1/2025	428,149
455,000	3.500%, 9/1/2026	448,657
475,000	3.500%, 9/1/2027	462,731

		2,992,707

Shares/Principal Amount		Value
	Virginia-0.7%
$765,000	Virginia Housing Development Authority Revenue Bonds, 4.500%, 7/1/2024	$831,762

	West Virginia-90.9%
1,170,000	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.375%, 5/1/2022	1,301,859
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project):
365,000	4.750%, 12/1/2019	385,575
880,000	4.125%, 12/1/2030	891,229
825,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project), Series A, 4.700%, 12/1/2024, (NATL-RE)	860,161
250,000	Berkeley County, West Virginia, Public Service District Revenue Bonds, 4.250%, 12/1/2024, (AGM)	262,337
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
470,000	Series A, 4.700%, 10/1/2016	479,494
815,000	Series A, 5.000%, 10/1/2022	825,391
400,000	Series A, 4.650%, 10/1/2025	400,328
700,000	Series A, 4.650%, 3/1/2037	712,670
135,000	Series B, 4.800%, 10/1/2025	135,110
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	651,446
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	213,496
205,000	3.750%, 6/1/2025	225,463
215,000	3.850%, 6/1/2026	237,227
	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination):
200,000	Series A, 3.400%, 10/1/2014	207,242
205,000	Series A, 3.600%, 10/1/2015	216,574
200,000	Series A, 3.800%, 10/1/2016	211,146
895,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 4.400%, 8/1/2025	942,695

Annual Report | December 31, 2012	31

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2012

Shares/Principal Amount		Value
	City of Fairmont, West Virginia Water Revenue Bonds:
$520,000	2.700%, 7/1/2022	$518,700
515,000	2.750%, 7/1/2023	512,209
500,000	4.000%, 7/1/2024	537,540
605,000	3.000%, 7/1/2025	605,351
575,000	3.100%, 7/1/2026	576,345
	City of Kingwood, West Virginia, Sewer System Revenue Bonds:
55,000	3.000%, 10/1/2013	55,300
150,000	3.500%, 10/1/2016	154,228
230,000	4.000%, 10/1/2020	236,491
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023, (AGM)	253,915
490,000	Series A, 3.500%, 9/1/2027, (AGM)	505,518
370,000	City of Wheeling, West Virginia Revenue Bonds, 3.250%, 6/1/2015	387,050
1,000,000	Clarksburg, West Virginia, Water Revenue Bonds, 5.250%, 9/1/2019, (NATL-RE FGIC)	1,013,490
	Fairmont State College, West Virginia, College Revenue Bonds:
1,000,000	Series 2003-A, 5.250%, 6/1/2022, (NATL-RE FGIC)	1,020,710
1,460,000	Series 2003-A, 5.000%, 6/1/2032, (NATL-RE FGIC)	1,488,733
	Fairmont State University, West Virginia, Revenue Bonds:
1,400,000	Series B, 3.000%, 6/1/2024	1,407,238
1,000,000	Series B, 3.100%, 6/1/2025	1,007,370
250,000	Hampshire County Building Commission Lease Revenue Bonds, Series A, 3.500%, 1/1/2020	257,917
	Hardy County, West Virginia Board of Education:
1,285,000	2.250%, 6/1/2024	1,268,385
1,405,000	2.450%, 6/1/2026	1,379,682
610,000	2.625%, 6/1/2028	587,052
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021, (NATL-RE)	1,327,092
1,000,000	5.000%, 5/1/2022, (NATL-RE)	1,120,150
	Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):
940,000	Series A, 5.250%, 7/1/2020	991,568
500,000	Series A, 5.000%, 7/1/2030	525,435
525,000	Series A, 5.250%, 7/1/2035	541,926

Shares/Principal Amount		Value
$500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016, (AGM)	$529,730
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
1,930,000	Series A, 5.000%, 8/1/2019, (NATL-RE FGIC)	2,072,569
500,000	Series A, 4.500%, 8/1/2022, (NATL-RE FGIC)	522,870
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	662,028
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,869,952
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,311,847
1,070,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health System, Inc.), Series A, 5.200%, 11/1/2015, (AGM)	1,091,368
	West Liberty State College, West Virginia, Revenue Bonds (Dormitory):
1,240,000	Series A, 6.000%, 6/1/2023	1,262,605
900,000	Series A, 6.125%, 6/1/2028	914,922
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
1,145,000	Series A, 5.375%, 7/1/2018, (AMBAC)	1,283,591
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,379,620
1,500,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,642,230
1,630,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile Safety), Series A, 5.000%, 6/1/2029, (NATL-RE)	1,736,863
1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 4.000%, 6/1/2023	1,100,350

32	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2012	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
$1,280,000	Series B, 3.375%, 11/1/2025	$1,322,752
755,000	Series B, 3.500%, 11/1/2026	783,637
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%, 6/1/2020	974,023
860,000	4.750%, 6/1/2022	909,484
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
260,000	Series A, 3.000%, 8/1/2014	269,183
150,000	Series A, 3.000%, 8/1/2015	158,000
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
365,000	Series B, 3.375%, 10/1/2023	385,225
390,000	Series B, 3.500%, 10/1/2024	413,201
415,000	Series B, 3.625%, 10/1/2025	441,705
435,000	Series B, 3.750%, 10/1/2026	464,741
2,050,000	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project), 2.500%, 12/15/2022	2,057,892
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	594,362
1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	1,083,740
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,759,395
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	264,596
405,000	Series A, 4.000%, 4/1/2020	464,049
485,000	Series A, 5.000%, 4/1/2026	569,758
150,000	Series B, 5.000%, 4/1/2016	158,749
40,000	Series B, 5.000%, 4/1/2016	42,179
2,315,000	Series B, 5.000%, 4/1/2018, (NATL-RE FGIC)	2,450,034
360,000	Series B, 3.200%, 4/1/2024	372,240

Shares/Principal Amount		Value
$2,805,000	Series B, 5.000%, 4/1/2024, (NATL-RE FGIC)	$2,968,616
375,000	Series B, 3.375%, 4/1/2025	391,196
385,000	Series B, 3.500%, 4/1/2026	403,280
400,000	Series B, 3.600%, 4/1/2027	420,224
1,000,000	West Virginia Higher Education Policy Commission, Revenue Bonds, 5.000%, 4/1/2029, (NATL-RE FGIC)	1,058,330
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,090,726
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCS Improvement), Series D, 5.375%, 6/1/2028, (AGM)	1,146,330
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026, (AMBAC)	310,332
	West Virginia Housing Development Fund Revenue Bonds:
600,000	Series A, 1.600%, 11/1/2017	603,060
685,000	Series A, 2.000%, 11/1/2018	693,371
325,000	Series A, 3.600%, 5/1/2022	344,321
840,000	Series A, 3.200%, 11/1/2023	872,382
1,000,000	Series A, 3.800%, 11/1/2024	1,058,260
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	506,970
450,000	4.250%, 7/1/2018	519,880
500,000	Series A, 3.000%, 7/1/2025	502,470
700,000	Series A, 3.125%, 7/1/2026	703,724
200,000	Series B, 3.000%, 7/1/2018	217,854
810,000	West Virginia State Road, General Obligation Bonds, 5.000%, 6/1/2024, (NATL-RE FGIC)	884,868
500,000	West Virginia State Road, General Obligation Unlimited Bonds, 5.000%, 6/1/2021, (NATL-RE FGIC)	547,095
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	415,089
1,000,000	Series A, 5.500%, 4/1/2016, (NATL-RE)	1,147,310
500,000	Series B, 5.000%, 10/1/2021, (NATL-RE FGIC)	534,080
345,000	Series B, 5.000%, 10/1/2025	420,203
750,000	Series B, 4.125%, 10/1/2031	819,863
1,000,000	Series C, 5.000%, 10/1/2026, (NATL-RE FGIC)	1,058,860

Annual Report | December 31, 2012	33

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2012

Shares/Principal Amount		Value
$1,275,000	Series C, 5.000%, 10/1/2027, (NATL-RE FGIC)	$1,348,682
500,000	Series C, 5.000%, 10/1/2034, (AGM)	526,680
2,000,000	Series C, 5.000%, 10/1/2034, (NATL-RE FGIC)	2,099,680
	West Virginia Water Development Authority Infrastructure Revenue Bonds:
2,000,000	Series A, 4.400%, 10/1/2018, (AMBC)	2,081,580
250,000	Series A, 5.000%, 10/1/2028, (AMBC)	261,308
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023, (AGM)	1,217,988
	West Virginia Water Development Authority Revenue Bonds (Loan Program):
1,395,000	4.000%, 11/1/2025	1,564,618
500,000	Series A-1, 5.250%, 11/1/2023, (AMBAC)	510,980
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
725,000	4.000%, 11/1/2025	813,153
1,000,000	Series A-II, 5.000%, 11/1/2025, (NATL-RE FGIC)	1,089,180
900,000	Series A-II, 4.250%, 11/1/2026, (NATL-RE FGIC)	949,734
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,076,540
500,000	Series B, 5.250%, 11/1/2023, (AMBAC)	522,110
1,000,000	Series B, 5.000%, 11/1/2029, (AMBAC)	1,039,290
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	556,750
1,000,000	Series B-IV,5.125%, 11/1/2024, (AMBAC)	1,094,640
650,000	Series B-IV,4.750%, 11/1/2035, (AMBAC)	691,646
395,000	West Virginia, General Obligation Unlimited Bonds (Capital Appreciation Infrastructure), Series A, Zero Coupon , 11/1/2021, (NATL-RE FGIC)	331,958

Shares/Principal Amount		Value
	Wheeling, West Virginia, Waterworks& Sewer System Revenue Bonds:
$700,000	Series A, 3.500%, 6/1/2016, (AGM)	$745,619
500,000	Series A, 4.250%, 6/1/2026, (AGM)	524,895
500,000	Series A, 4.750%, 6/1/2036, (AGM)	525,485

		103,969,538
TOTAL MUNICIPAL BONDS

(Cost $107,474,739)		112,757,374

SHORT TERM INVESTMENTS-0.2%

	Mutual Funds-0.2%
223,724	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	223,724
TOTAL SHORT TERM INVESTMENTS

(Cost $223,724)		223,724

TOTAL INVESTMENTS-98.8% (Cost $107,698,463)		112,981,098
OTHER ASSETS AND LIABILITIES-NET(1) -1.2%		1,393,791

NET ASSETS-100.0%		$114,374,889

(1)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2012.

The following acronyms are used throughout this portfolio:

AGM	-	Assured Guaranty Municipal.
AMBAC	-	AMBAC Indemnity Corp.
FGIC	-	Financial Guaranty Insurance Co.
FSA	-	Financial Security Assurance, Inc.
NATL-RE	-	Third party insurer for municipal debt securities.

See Notes which are an integral part of the Financial Statements.

34	www.wesmarkfunds.com

Statements of Assets and Liabilities
December 31, 2012

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value
(cost - see below)	$67,275,477	$271,923,681	$70,937,822	$270,427,443	$112,981,098
Cash	2,400	36,750	–	–	–

RECEIVABLE FOR:
Dividends and interest	2,550	298,638	301,341	1,399,296	986,872
Investments sold	–	–	359,542	–	498,391
Fund shares sold	11,772	18,151	4,241	36,184	243,749
Receivable due from Advisor	8	97	–	–	2
Prepaid expenses	13,843	32,819	11,203	31,939	14,997

Total Assets	67,306,050	272,310,136	71,614,149	271,894,862	114,725,109

LIABILITIES:

PAYABLE FOR:
Payable due to custodian	–	–	469,170	–	–
Fund shares redeemed	4,209	57,427	4,488	38,113	100,500
Income distribution payable	–	–	–	379,414	191,236
Investment advisory fees	–	–	4	14	–
Fund Accounting and Administration fees	5,348	32,032	6,533	22,466	11,051
Audit and legal fees	14,844	14,844	16,844	16,844	16,844
Shareholder services fee (Note 5)	13,938	55,616	14,895	56,190	24,248
Transfer agency fees	2,197	2,460	1,710	1,862	1,639
Registration fees	–	–	334	1,768	1,662
Printing and postage fees	1,463	1,438	1,416	1,432	1,536
Trustees’ fees and expenses	39	39	39	38	39
Chief compliance officer fees	440	440	440	440	440
Other accrued liabilities and expenses	2,235	6,202	2,185	3,299	1,025

Total Liabilities	44,713	170,498	518,058	521,880	350,220

Net Assets	$67,261,337	$272,139,638	$71,096,091	$271,372,982	$114,374,889

NET ASSETS CONSIST OF:

Paid-in capital	$55,059,993	$239,162,326	$60,739,849	$260,083,035	$109,023,875
Accumulated net investment income	–	98,315	72,889	424,062	111
Accumulated net realized gain on investments	911,188	1,216,901	111,551	–	68,268
Net unrealized appreciation on investments	11,290,156	31,662,096	10,171,802	10,865,885	5,282,635

Net Assets	$67,261,337	$272,139,638	$71,096,091	$271,372,982	$114,374,889

Shares Outstanding, No Par Value, Unlimited Shares Authorized	6,727,462	19,953,502	6,454,075	26,252,949	10,671,595
Net asset value, offering price & redemption price per share	$10.00	$13.64	$11.02	$10.34	$10.72

Investments, at identified cost	$55,985,321	$240,261,585	$60,766,020	$259,561,558	$107,698,463

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	35

Statements of Operations
For the Year Ended December 31, 2012

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$439,257	$4,994,585	$1,285,353	$232	$48
Interest	–	–	891,036	7,577,910	4,025,977

Total Investment Income	439,257	4,994,585	2,176,389	7,578,142	4,026,025

EXPENSES:

Investment adviser fee (Note 5)	504,163	2,061,190	519,636	1,595,600	644,959
Fund Accounting and Administration fee (Note 5)	63,362	232,461	71,181	245,259	111,685
Custodian fees (Note 5)	18,036	40,886	15,331	32,089	17,570
Transfer agent fees	31,584	56,648	29,718	36,861	23,231
Trustees’ fees	13,845	31,772	13,902	30,601	16,998
Auditing fees	15,000	15,000	17,000	17,000	17,000
Legal fees	14,369	14,370	14,369	14,369	15,429
Shareholder services fee (Note 5)	168,055	687,063	173,212	664,833	268,732
Registration fees	13,656	13,910	15,107	16,742	13,891
Printing and postage fees	6,243	6,214	6,209	6,242	6,452
Insurance premiums	4,293	15,602	4,094	16,035	5,683
Miscellaneous	2,814	10,775	2,407	14,994	3,477

Total Expenses	855,420	3,185,891	882,166	2,690,625	1,145,107

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(107,493)

Total waivers and reimbursements	–	–	–	–	(107,493)

Net Expenses	855,420	3,185,891	882,166	2,690,625	1,037,614

Net Investment Income (Loss)	(416,163)	1,808,694	1,294,223	4,887,517	2,988,411

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	4,260,288	16,439,011	2,087,810	1,257,109	533
Net change in unrealized appreciation (depreciation) of investments	(1,161,330)	12,079,543	2,088,548	1,045,317	1,641,654

Net realized and unrealized gain on investments	3,098,958	28,518,554	4,176,358	2,302,426	1,642,187

Net Increase in Net Assets Resulting from Operations	$2,682,795	$30,327,248	$5,470,581	$7,189,943	$4,630,598

* Foreign tax withholding	$1,500	$45,589	$9,750	–	–

See Notes which are an integral part of the Financial Statements.

36	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(416,163)	$(478,199)	$1,808,694	$1,398,570
Net realized gain on investments	4,260,288	2,282,853	16,439,011	7,410,141
Net change in unrealized appreciation (depreciation) on investments	(1,161,330)	(1,790,163)	12,079,543	(25,919,949)

Net increase (decrease) in net assets resulting from operations	2,682,795	14,491	30,327,248	(17,111,238)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	(1,643,379)	(1,544,625)
From net realized capital gains	(3,344,060)	(4,878,734)	(6,200,088)	–

Decrease in net assets from distributions to shareholders	(3,344,060)	(4,878,734)	(7,843,467)	(1,544,625)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,334,583	6,487,187	15,341,041	26,234,466
Shares issued in reinvestment of distributions	1,544,826	1,339,504	3,126,672	566,222
Cost of shares redeemed	(7,499,325)	(6,185,139)	(29,478,995)	(23,370,918)

Net increase (decrease) resulting from beneficial interest transactions	380,084	1,641,552	(11,011,282)	3,429,770

Net Increase (Decrease) in Net Assets	(281,181)	(3,222,691)	11,472,499	(15,226,093)

NET ASSETS:
Beginning of Year	67,542,518	70,765,209	260,667,139	275,893,232

End of Year*	$67,261,337	$67,542,518	$272,139,638	$260,667,139

*Including accumulated net investment income of:	–	–	$98,315	–

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	37

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,294,223	$1,120,980	$4,887,517	$5,941,909
Net realized gain on investments	2,087,810	2,133,158	1,257,109	1,041,182
Net change in unrealized appreciation (depreciation) on investments	2,088,548	(140,050)	1,045,317	4,772,088

Net increase in net assets resulting from operations	5,470,581	3,114,088	7,189,943	11,755,179

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,240,812)	(1,127,456)	(5,429,108)	(5,941,915)
From net realized capital gains	(1,448,886)	–	(517,359)	(848,334)

Decrease in net assets from distributions to shareholders	(2,689,698)	(1,127,456)	(5,946,467)	(6,790,249)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	10,049,295	10,356,650	33,800,634	29,048,940
Shares issued in reinvestment of distributions	492,879	188,294	1,378,218	1,442,970
Cost of shares redeemed	(6,902,235)	(7,636,105)	(21,515,111)	(34,289,647)

Net increase (decrease) resulting from beneficial interest transactions	3,639,939	2,908,839	13,663,741	(3,797,737)

Net Increase in Net Assets	6,420,822	4,895,471	14,907,217	1,167,193

NET ASSETS:
Beginning of Year	64,675,269	59,779,798	256,465,765	255,298,572

End of Year*	$71,096,091	$64,675,269	$271,372,982	$256,465,765

*Including accumulated net investment income of:	$72,889	$3,473	$424,062	$419,691

See Notes which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,988,411	$2,951,694
Net realized gain on investments	533	87,500
Net change in unrealized appreciation on investments	1,641,654	3,664,480

Net increase in net assets resulting from operations	4,630,598	6,703,674

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,973,761)	(2,934,483)
From net realized capital gains	(181,168)	(73,227)

Decrease in net assets from distributions to shareholders	(3,154,929)	(3,007,710)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	22,845,389	16,353,195
Shares issued in reinvestment of distributions	597,056	423,828
Cost of shares redeemed	(9,661,189)	(7,997,251)

Net increase resulting from beneficial interest transactions	13,781,256	8,779,772

Net Increase in Net Assets	15,256,925	12,475,736

NET ASSETS:
Beginning of Year	99,117,964	86,642,228

End of Year*	$114,374,889	$99,117,964

*Including accumulated net investment income of:	$111	–

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	39

Financial Highlights
WesMark Small Company Growth Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.09	$10.82	$8.76	$6.06	$8.88	$9.37

Income (Loss) from Investment Operations:
Net Investment Loss	(0.06)	(0.07)	(0.03)	(0.05)	(0.04)(3)	–
Net Realized and Unrealized Gain (Loss) on investments	0.48	0.08	2.21	2.77	(2.77)	(0.18)

Total from Investment Operations	0.42	0.01	2.18	2.72	(2.81)	(0.18)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.51)	(0.74)	(0.12)	(0.02)	(0.01)	(0.31)

Total Distributions	(0.51)	(0.74)	(0.12)	(0.02)	(0.01)	(0.31)

Net Asset Value, End of Period	$10.00	$10.09	$10.82	$8.76	$6.06	$8.88

Total Return(4)	4.14%	0.07%	24.88%	45.00%	(31.66)%	(2.15)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.27%	1.29%	1.32%	1.42%(5)	1.38%	1.39%
Net Investment Loss	(0.62)%	(0.67)%	(0.36)%	(0.74)%(5)	(0.48)%	(0.45)%
Expense Waiver/Reimbursement(6)	–	–	–	0.06%(5)	0.16%	0.15%
Net Assets Value End of Period (000 omitted)	$67,261	$67,543	$70,765	$54,127	$33,808	$43,680
Portfolio Turnover Rate	71%	89%	101%	80%	84%	78%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Per share numbers have been calculated using the average shares method.
(4)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(5)	Ratios for periods of less than a year are annualized.
(6)	This expense decrease is reflected in both the net expense and the net investment loss ratios shown.

See Notes which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Financial Highlights
December 31, 2012 (Unaudited)	WesMark Growth Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$12.55	$13.45	$11.32	$8.44	$12.90	$13.84

Income (Loss) from Investment Operations:
Net Investment Income	0.09	0.06	0.04	0.08	0.07	0.07
Net Realized and Unrealized Gain (Loss) on investments	1.39	(0.89)	2.13	2.88	(4.39)	0.28

Total from Investment Operations	1.48	(0.83)	2.17	2.96	(4.32)	0.35

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.08)	(0.07)	(0.04)	(0.08)	(0.07)	(0.09)
From Net Realized Gain on Investments	(0.31)	–	–	–	(0.07)	(1.20)

Total Distributions	(0.39)	(0.07)	(0.04)	(0.08)	(0.14)	(1.29)

Net Asset Value, End of Period	$13.64	$12.55	$13.45	$11.32	$8.44	$12.90

Total Return(3)	11.75%	(6.13)%	19.23%	35.18%	(33.75)%	2.22%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.16%	1.17%	1.19%	1.24%(4)	1.25%	1.26%
Net Investment Income	0.66%	0.52%	0.35%	0.88%(4)	0.64%	0.49%
Expense Waiver/Reimbursement(5)	–	–	–	0.00%(4)(6)	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$272,140	$260,667	$275,893	$230,006	$173,142	$258,407
Portfolio Turnover Rate	83%	95%	87%	58%	91%	112%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.
(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	41

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.56	$10.23	$9.31	$7.58	$10.08	$9.97

Income (Loss) from Investment Operations:
Net Investment Income	0.21	0.18	0.15	0.14	0.16	0.16
Net Realized and Unrealized Gain (Loss) on investments	0.68	0.33	0.95	1.72	(2.22)	0.26

Total from Investment Operations	0.89	0.51	1.10	1.86	(2.06)	0.42

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.18)	(0.18)	(0.13)	(0.16)	(0.16)
From Net Realized Gain on Investments	(0.23)	–	–	–	(0.28)	(0.15)

Total Distributions	(0.43)	(0.18)	(0.18)	(0.13)	(0.44)	(0.31)

Net Asset Value, End of Period	$11.02	$10.56	$10.23	$9.31	$7.58	$10.08

Total Return(3)	8.44%	5.08%	11.90%	24.81%	(21.23)%	4.19%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.27%	1.31%	1.32%	1.43%(4)	1.44%	1.41%
Net Investment Income	1.87%	1.77%	1.54%	1.82%(4)	1.74%	1.54%
Expense Waiver/ Reimbursement(5)	–	–	–	0.01%(4)	0.10%	0.02%
Net Assets Value End of Period (000 omitted)	$71,096	$64,675	$59,780	$51,434	$42,318	$55,969
Portfolio Turnover Rate	31%	38%	59%	35%	52%	85%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.29	$10.09	$10.09	$10.01	$9.97	$9.67

Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.24	0.26	0.32	0.41	0.42
Net Realized and Unrealized Gain on investments	0.09	0.23	0.04	0.09	0.05	0.30

Total from Investment Operations	0.28	0.47	0.30	0.41	0.46	0.72

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.24)	(0.26)	(0.33)	(0.42)	(0.42)
From Net Realized Gain on Investments	(0.02)	(0.03)	(0.04)	–	–	–

Total Distributions	(0.23)	(0.27)	(0.30)	(0.33)	(0.42)	(0.42)

Net Asset Value, End of Period	$10.34	$10.29	$10.09	$10.09	$10.01	$9.97

Total Return(3)	2.75%	4.71%	2.96%	4.13%	4.70%	7.68%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.02%	1.02%	1.07%(4)	1.11%	1.10%
Net Investment Income	1.84%	2.31%	2.57%	3.46%(4)	4.19%	4.34%
Expense Waiver/ Reimbursement(5)	–	–	–	0.00%(4)(6)	0.01%	0.01%
Net Assets Value End of Period (000 omitted)	$271,373	$256,466	$255,299	$238,343	$204,748	$200,422
Portfolio Turnover Rate	56%	69%	60%	42%	24%	35%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

(6)	Less than 0.005%.

See Notes which are an integral part of the Financial Statements.

Annual Report | December 31, 2012	43

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009	For the Year Ended January 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.56	$10.15	$10.31	$10.02	$10.39	$10.35

Income (Loss) from Investment Operations:
Net Investment Income	0.30	0.33	0.35	0.32	0.35	0.34
Net Realized and Unrealized Gain (Loss) on investments	0.18	0.42	(0.15)	0.29	(0.37)	0.04

Total from Investment Operations	0.48	0.75	0.20	0.61	(0.02)	0.38

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.30)	(0.33)	(0.34)	(0.32)	(0.35)	(0.34)
From Net Realized Gain on Investments	(0.02)	(0.01)	(0.02)	–	–	–

Total Distributions	(0.32)	(0.34)	(0.36)	(0.32)	(0.35)	(0.34)

Net Asset Value, End of Period	$10.72	$10.56	$10.15	$10.31	$10.02	$10.39

Total Return(3)	4.53%	7.52%	1.94%	6.13%	(0.12)%	3.78%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.97%	0.99%	0.97%	1.07%(4)	1.12%	1.14%
Net Investment Income	2.78%	3.24%	3.35%	3.41%(4)	3.50%	3.35%
Expense Waiver/ Reimbursement(5)	0.10%	0.10%	0.10%	0.10%(4)	0.10%	0.10%
Net Assets Value End of Period (000 omitted)	$114,375	$99,118	$86,642	$85,600	$77,436	$70,709
Portfolio Turnover Rate	17%	15%	22%	7%	16%	6%

(1)	Beginning with the year ended December 31, 2011, the Funds were audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)

Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.

(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2012

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation

WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation

WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income

WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital

WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

Annual Report | December 31, 2012	45

Notes to Financial Statements
December 31, 2012

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››

Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$63,486,370	$–	$–	$63,486,370
Short Term Investments	3,789,107	–	–	3,789,107

Total	$67,275,477	$–	$–	$67,275,477

Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$257,353,350	$–	$–	$257,353,350
Short Term Investments	14,570,331	–	–	14,570,331

Total	$271,923,681	$–	$–	$271,923,681

46	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2012

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$39,831,452	$–	$–	$39,831,452
Exchange Traded Funds	1,533,355	–	–	1,533,355
Preferred Stocks	1,604,960	–	–	1,604,960
Corporate Bonds	–	13,284,045	–	13,284,045
U.S. Government Agency - Collateralized Mortgage Obligations	–	1,059,641	–	1,059,641
U.S. Government Agency - Mortgage Backed Securities	–	1,365,067	–	1,365,067
U.S. Government Agency Securities	–	2,578,570	–	2,578,570
Taxable Municipal Bonds	–	5,862,164	–	5,862,164
Non-Taxable Municipal Bonds	–	529,165	–	529,165
Short Term Investments	3,289,403	–	–	3,289,403

Total	$46,259,170	$24,678,652	$–	$70,937,822

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

U.S. Government Agency - Collateralized Mortgage Obligations	$–	$116,137,798	$–	$116,137,798
U.S. Government Agency - Mortgage Backed Securities	–	58,497,341	–	58,497,341
U.S. Government Agency Securities	–	8,497,057	–	8,497,057
U.S. Treasury Notes	–	9,879,690	–	9,879,690
U.S. Treasury Bonds	–	12,883,752	–	12,883,752
Taxable Municipal Bonds	–	56,211,709	–	56,211,709
Non-Taxable Municipal Bonds	–	1,729,397	–	1,729,397
Short Term Investments	6,590,699	–	–	6,590,699

Total	$6,590,699	$263,836,744	$–	$270,427,443

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Municipal Bonds	$–	$112,757,374	$–	$112,757,374
Short Term Investments	223,724	–	–	223,724

Total	$223,724	$112,757,374	$–	$112,981,098

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2012. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of sector, industry and/or state classifications, see the accompanying Portfolio of Investments.

Annual Report | December 31, 2012	47

Notes to Financial Statements
December 31, 2012

Investment Income, Expenses and Distributions –Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, and Balanced Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of, and during the year ended, December 31, 2012, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Fund did not incur any interest or penalties. As of December 31, 2012, tax years ended January 31, 2009, the period ended December 31, 2009, and the years ended December 31, 2010, 2011, and 2012, remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

48	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2012

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Small Company Growth Fund
Shares sold	629,749	604,159
Shares issued to shareholders in payment of distributions declared	153,185	131,582
Shares redeemed	(751,421)	(579,049)

Net increase resulting from share transactions	31,513	156,692

Common shares outstanding, end of year	6,727,462	6,695,949

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Growth Fund
Shares sold	1,137,871	1,995,706
Shares issued to shareholders in payment of distributions declared	228,860	45,667
Shares redeemed	(2,175,350)	(1,784,479)

Net increase/(decrease) resulting from share transactions	(808,619)	256,894

Common shares outstanding, end of year	19,953,502	20,762,121

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Balanced Fund
Shares sold	908,097	997,489
Shares issued to shareholders in payment of distributions declared	44,625	18,257
Shares redeemed	(620,416)	(738,487)

Net increase resulting from share transactions	332,306	277,259

Common shares outstanding, end of year	6,454,075	6,121,769

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Government Bond Fund
Shares sold	3,263,580	2,858,478
Shares issued to shareholders in payment of distributions declared	132,875	141,519
Shares redeemed	(2,077,202)	(3,367,309)

Net increase/(decrease) resulting from share transactions	1,319,253	(367,312)

Common shares outstanding, end of year	26,252,949	24,933,696

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

West Virginia Municipal Bond Fund
Shares sold	2,134,305	1,579,802
Shares issued to shareholders in payment of distributions declared	55,697	41,006
Shares redeemed	(900,387)	(775,224)

Net increase resulting from share transactions	1,289,615	845,584

Common shares outstanding, end of year	10,671,595	9,381,980

Annual Report | December 31, 2012	49

Notes to Financial Statements
December 31, 2012

4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to partnership adjustments and net operating loss. For the year ended December 31, 2012, permanent differences identified and reclassified among the components of net assets were as follows:

		Increase/(Decrease)
Fund Name	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)

Small Company Growth Fund	$(416,163)	$416,163	$–

Growth Fund	$13,353	$(67,000)	$53,647

Balanced Fund	$–	$16,005	$(16,005)

Government Bond Fund	$(4,998)	$545,962	$(540,964)

West Virginia Municipal Bond Fund	$–	$(14,539)	$14,539

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $416,163.

Net investment income (loss), net realized gains (losses), and total net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2012:

Fund Name	Cost of Investments	Gross unrealized appreciation (excess of value over tax cost)	Gross unrealized depreciation (excess of tax cost over value)	Net unrealized appreciation/ (depreciation)

Small Company Growth Fund	$55,985,321	$13,277,989	$(1,987,833)	$11,290,156

Growth Fund	$240,261,585	$36,186,169	$(4,524,073)	$31,662,096

Balanced Fund	$60,766,020	$10,616,815	$(445,013)	$10,171,802

Government Bond Fund	$259,561,558	$11,377,828	$(511,943)	$10,865,885

West Virginia Municipal Bond Fund	$107,641,882	$5,542,865	$(203,649)	$5,339,216

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for investments in REITs and discount accretion/premium amortization on debt securities.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2012 and December 31, 2011 were as follows:

		For Year Ended December 31, 2012
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Small Company Growth Fund	$–	$–	$3,344,060	$3,344,060

Growth Fund	$–	$1,643,379	$6,200,088	$7,843,467

Balanced Fund	$–	$1,240,812	$1,448,886	$2,689,698

Government Bond Fund	$–	$5,478,062	$468,405	$5,946,467

West Virginia Municipal Bond Fund	$2,973,725	$5,686	$175,518	$3,154,929

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

50	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2012

		For Year Ended December 31, 2011
Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Small Company Growth Fund	$–	$–	$4,878,734	$4,878,734

Growth Fund	$–	$1,544,625	$–	$1,544,625

Balanced Fund	$–	$1,127,456	$–	$1,127,456

Government Bond Fund	$–	$5,941,915	$848,334	$6,790,249

West Virginia Municipal Bond Fund	$2,915,138	$19,345	$73,227	$3,007,710

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Other Temporary Adjustments	Accumulated Capital Gains/(Losses)

Small Company Growth Fund	$–	$–	$11,290,156	$–	$911,188

Growth Fund	$–	$98,315	$31,662,096	$–	$1,216,901

Balanced Fund	$–	$75,988	$10,171,802	$(2,751)	$111,203

Government Bond Fund	$–	$424,062	$10,865,885	$–	$–

West Virginia Municipal Bond Fund	$111	$11,687	$5,339,216	$–	$–

The Growth and Balanced Fund used capital loss carry forwards of $(3,387,341) and $(498,915), respectively, to offset taxable capital gains realized during the year end December 31, 2012.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage

Small Company Growth Fund	0.75%

Growth Fund	0.75%

Balanced Fund	0.75%

Government Bond Fund	0.60%

West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the year ended December 31, 2012, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver

West Virginia Municipal Bond Fund	$107,493

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% of the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007 and the Funds’ Trustees did not approve its renewal.

Annual Report | December 31, 2012	51

Notes to Financial Statements
December 31, 2012

Shareholder Services Fee – Under the terms of a Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of its fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2012, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$45,164,414	$51,047,292
Growth Fund	210,304,327	223,396,330
Balanced Fund	20,281,174	19,373,871
Government Bond Fund	109,094,662	103,447,957
West Virginia Municipal Bond Fund	31,345,606	17,498,381

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales
Balanced Fund	$2,006,580	$1,505,938
Government Bond Fund	52,534,033	40,905,100

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2012, 49% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2012, 99.99% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2012, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage

Growth Fund	100.00%

Balanced Fund	83.34%

For the year ended December 31, 2012, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage

Growth Fund	100.00%

Balanced Fund	93.22%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds, Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund and West Virginia Municipal Bond Fund designated $3,344,060, $6,200,088, $1,448,886, $468,405 and $175,518, respectively as long-term capital gain dividends.

52	www.wesmarkfunds.com

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WESMARK FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund (the “Funds”), as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2011, were audited by other auditors whose report dated February 25, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting WesMark Funds as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cleveland, Ohio

February 27, 2013

Annual Report | December 31, 2012	53

Shareholder Expense Example
December 31, 2012 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,072.40	$6.56	1.26%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.80	$6.39	1.26%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,046.70	$5.97	1.16%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.30	$5.89	1.16%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,033.70	$6.44	1.26%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.80	$6.39	1.26%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$1,009.90	$5.10	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.06	$5.13	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,019.70	$4.87	0.96%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.31	$4.88	0.96%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).
(2)	Annualized, based on the Fund’s most recent fiscal half year expenses.

54	www.wesmarkfunds.com

Board of Trustees and Trust Officers
December 31, 2012 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2011. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

Name* Age Address Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions

Independent Trustees

Lawrence E. Bandi Age: 58 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving: September 2004

Principal Occupations: VP/Chief Financial Officer, MPD Corporation (Property Management), Wheeling, WV

Other Directorships: Special Wish Foundation; Wheeling Convention and Visitors Bureau (Economic Development), Catholic Charities West Virginia, Inc. (Charity), and Welty Corporation; Wheeling National Heritage Area Corporation (Preservation), West Virginia Community College Foundation.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education).

Mark M. Gleason Age: 62 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving: January 2011

Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm/Majority Shareholder).

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 66 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 TRUSTEE Began serving: December 2008	Principal Occupation: Retired Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).

Interested Trustee

Robert E. Kirkbride* Age: 73 WesMark Funds Attn: Secretary One Bank Plaza Wheeling, WV 26003 CHAIRMAN AND TRUSTEE Began serving: September 2004

Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

Annual Report | December 31, 2012	55

Board of Trustees and Trust Officers
December 31, 2012 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Officers

David B. Ellwood Age: 56 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013

Deborah Ferdon Age: 60 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services.

Steven Kellas Age: 46 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013	Principal Occupations: Co-Portfolio Manager and Treasurer of the WesMark Funds; Senior Vice President, WesBanco, Inc., WesBanco Trust and Investment Services, and WesBanco Bank, Inc.

Scott Love Age: 36 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013	Principal Occupation: Co-Portfolio Manager of the WesMark Funds, Vice President WesBanco Trust and Investment Services.

Todd P. Zerega Age: 38 225 Fifth Avenue Pittsburgh, PA 15222	SECRETARY Began serving: September 2004	Principal Occupations: Partner, Reed Smith LLP. Previous Positions: Associate, Reed Smith LLP.

JoEllen Legg Age: 51 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: March 2009

Principal Occupation: Vice President and Assistant General Counsel, ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributors, Inc.

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

Pete Greenly Age: 44 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012

Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2011.

Previous Positions: Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 - 2010, Manager of Fund Accounting and Operations With Founders Asset Management, LLC from 1994 – 2006.

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Board Review of Advisory Contract
December 31, 2012 (Unaudited)

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed, at its May 2012 meeting, the Funds’ investment advisory contract with WesBanco Investment Department (“Adviser”). The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services, such as custody and shareholder servicing, provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts, including the United States Supreme Court, have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s services and fees. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and in this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. The Adviser and other service providers of the Funds provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for any expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Adviser are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to a Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because it is believed that they are more relevant. For example, other mutual funds are the products most like the Funds, and they are readily available to Fund shareholders as alternative investment vehicles. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Funds compete. A Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. The Funds are the only advisory clients of the Adviser. However, personnel of the Adviser may assist in the provision of asset management services for clients of affiliates of the Adviser. The Board considered these arrangements in connection with its review of the agreements.

For the one year period and three year periods ended March 31, 2012, the performance of the WesMark Small Company Growth Fund, WesMark West Virginia Municipal Bond Fund, WesMark Growth Fund and WesMark Government Bond Fund were below the

Annual Report | December 31, 2012	57

Board Review of Advisory Contract
December 31, 2012 (Unaudited)

median of the relevant peer groups. The WesMark Balanced Fund’s performance for the one year period ended March 31, 2012 was above the median of the relevant peer group but its performance was below the median for the peer group for the three year period ended March 31, 2012. The Board discussed fund management’s commentary for the Government Fund’s underperformance, noted its improved performance in the first quarter of 2012, and was satisfied with the Adviser’s efforts being undertaken with respect to the fund. The Board also discussed the very positive absolute performance of both the WesMark Growth Fund and the WesMark Small Company Fund over the one year period ended March 31, 2012. The Board also noted that the peer performance comparisons for the WesMark West Virginia Municipal Bond Fund were of limited value because of the unique nature of the West Virginia municipal bond market and limited number of municipal bond funds dedicated to West Virginia. Overall the Board concluded that it was very satisfied with the Advisor’s performance in managing the Funds. The Board will continue to monitor these efforts and performance of the Funds.

The Board also receives financial information about the Adviser, including reports on the compensation and benefits the Adviser derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts. Such fees included fees for serving as the Funds’ custodian and fees related to the provision of shareholder services. The reports also discuss any indirect benefit the Adviser may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of the Adviser on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and therefore a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

For the period ended December 31, 2011, the investment advisory fee for WesMark West Virginia Municipal Bond Fund, WesMark Government Bond Fund, WesMark Growth Fund and WesMark Balanced Fund were above the median for the relevant peer groups. For the period ended December 31, 2011, the investment advisory fee for the WesMark Small Company Growth Fund was below the relevant peer group. The Board reviewed the fees and other expenses of the Funds with the Advisor and was satisfied that the overall expense structure of the Funds remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Funds. The Board also considered the Adviser’s agreement to waive a portion of its investment advisory fee for the WesMark West Virginia Municipal Bond Fund during its current fiscal year. The Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers and had not experienced any rapid increase in assets. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Each factor and consideration identified above may not be relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that the Adviser’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesMark family of Funds, the Board does not approach consideration of each Fund’s advisory contract as if that were the only fund offered by the Adviser.

58	www.wesmarkfunds.com

Additional Information
December 31, 2012

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds’ file with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

Annual Report | December 31, 2012	59

Glossary of Terms
December 31, 2012 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities and also to continue extremely low rate policy until at least mid-2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

The 30-day Distribution Yield – contains an average of the past 30 days’ daily distribution yield annualized.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa

Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.

	A	A

Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.

	BBB	Baa

Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

	BB	Ba

Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.

	B	B

Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

60	www.wesmarkfunds.com

Notes

Annual Report | December 31, 2012	61

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) Not applicable to registrant.

(d) Not applicable to registrant.

(e) Not applicable to registrant.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: Lawrence E. Bandi.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2011, and December 31, 2012, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial services or services that are annually provided by the accountant in connection with statutory and regulatory filings or engagements were $61,000 and $61,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2011, and December 31, 2012, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2011, and December 31, 2012, for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2011, and December 31, 2012, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were

$12,500 and $10,000, respectively. Other fees billed by the principal accountant, for the fiscal year ended December 31, 2011, were for services related to review of the registrant’s semi-annual report (for the six months ended June 30, 2012) and self custody audits performed in accordance with Rule 17f-2 of the Investment Company Act of 1940.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services, all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services, all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services, all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no Services of the kind described in paragraph (b) provided.

(f) Not applicable to registrant.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant ended December 31, 2011 and December 31, 2012 were $27,500 and $25,000, respectively.

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant         WesMark Funds

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 7, 2013

By	/s/ Steven Kellas
Steve Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 7, 2013